                                                                  EXHIBIT 10.6.1



                                 AMENDMENT NO. 1
                                       TO
                         PURCHASE AND LICENSE AGREEMENT
                                     BETWEEN
                        DOBSON COMMUNICATIONS CORPORATION
                                       AND
                              NORTEL NETWORKS INC.


This Amendment No. 1 is effective as of this 5th day of August 2002, by and between Dobson Communications Corporation (hereinafter referred to as "Dobson" or "Customer") and Nortel Networks Inc. (hereinafter referred to as "Nortel Networks").

WHEREAS, Customer and Nortel Networks entered into a Purchase and License Agreement effective as of November 16, 2001 ("Agreement"); and

WHEREAS, Customer and Nortel Networks wish to amend the Agreement to, among other things, grant Customer the opportunity to accrue certain credits upon their purchase of Annex 1 and GSM/GPRS/CDMA Products and Services;

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration herein contained, the sufficiency of which is hereby acknowledged, Customer and Nortel Networks hereby agree to amend the Agreement as follows:

1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Agreement.

2. The Term as defined in the preamble of the Agreement is hereby extended to July 15, 2005.

3. Delete the first sentence of Section 2(a) (Orders/Commitments) and replace with the following:

         "a) Customer may order Products or Services by issuing a purchase order in a mutually agreed format or, if Customer is enrolled in any then current Nortel Networks' electronic commerce program, by submitting electronic orders (collectively, "Orders")."

4. Delete Section 12 (Equipment in Acquired Locations) in its entirety and replace with the following new Section 12:



                                                                          Page 1
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement

        "12. EQUIPMENT IN ACQUIRED LOCATIONS

         In the event Dobson acquires new locations during the Term of this Agreement, where existing Nortel Networks' hardware is installed that is running or based on Nortel Networks' current MTX or GSM/GPRS or CDMA Software, or within two (2) software releases of the then current version, Customer hereby agrees that if it replaces any such Software or hardware, during the Term of this Agreement, it will do so with Products purchased from Nortel Networks only."

5. Delete Section 14 (Network Evolution Commitment) in its entirety and all references thereto.

6. Delete the first sentence of Section 16(a) (Training Credits) and replace with the following:

         "a) During calendar years 2002, 2003 and 2004 of the Term and subject to Section 2(b) ("Orders/Commitment"), Customer shall receive an annual credit * to be applied toward tuition fees for Nortel Networks' training products and services ("Training Bank Dollars"), provided that Customer notifies Nortel Networks of its intent to apply Training Bank Dollars toward tuition costs for training prior to Nortel Networks' issuance of invoices for such training."

7. Delete Section 18 (Switch Software License Fees) in its entirety and all references thereto.

8. Add a new Section 21 as follows and renumber the existing Sections accordingly:

         "21. CHANGES TO ORDERS

         a) The parties may, by mutual agreement, make changes to the scope of work, schedule, prices, deliverables or other substantive aspects of the Products and Services ("Change"). The party asking for a Change shall describe in writing the details of the requested Change ("Change Order Request"). The prices are based on Nortel Networks providing the Products and Services only as herein specified or as specified in an accepted Order or statement of work. Should any factors (e.g., changed site conditions) cause a material change in scope or in the Products or Services to be provided, Nortel Networks may, without liability, suspend or delay the delivery of such Products or the performance of such Services and request a change to the applicable Order to reflect the increased costs of Nortel Networks' Products and/or Nortel Networks' performance of additional Services. Nortel Networks shall be granted an equitable extension in the time for performance due to the occurrence of any such changed conditions or other factors outside Nortel Networks' control. Nortel Networks shall provide in writing to Dobson a summary of any and all adjustments to the charges and other changes resulting from the Change Order Request. In no event shall any Change be effective or acted upon in any way until such time as (i) an authorized representative of both parties has agreed to the terms of the Change Order Request in writing and (ii) Nortel Networks receives an Order from Dobson for any additional amount resulting from the Change Order Request.

         b) Dobson hereby agrees to pay all charges for any Change Order Request placed within ten (10) business days from the planned date of delivery ("D-date"). Such charges are to cover the additional cost(s) incurred by Nortel to process the Change Order Request including, but not limited to, when Customer i) causes a delay in site readiness producing charges to cover the cost of warehousing the Products and any


----------
* Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.



                                                                          Page 2
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement additional costs that may be as a result of Dobson's site delay; ii) makes a change to a material requirement producing charges to cover the cost of processing the return of Products and/or associated materials to the factory; and iii) Dobson cancels a material requirement producing charges to cover the restocking of Products and/or associated materials.

         c) Orders may not be cancelled within thirty (30) days of the expected date of delivery of Products or performance of Services."

9. Add new Sections 22, 23, 24, 25, 26 and 27 as follows and renumber the existing Sections accordingly:

         "22. GSM/GPRS OVERLAY COMMITMENT

         a) As provided for in this Agreement, Customer agrees during the Term of the Agreement to purchase/license, pay for and accept delivery of GSM/GPRS/CDMA Products and Services pursuant to this Amendment 1 in a net amount (i.e., net price less any applicable discounts, Product Credits, Purchase Credits or incentives, and exclusive of taxes, shipping, insurance, and similar charges ("Net Price")) totaling not less than * ("GSM/GPRS Overlay Commitment"). Such purchase shall count toward the fulfillment of Customer's Volume Commitment.

         b) The prices and quantities of GSM/GPRS/CDMA Products and Services purchased pursuant to the GSM/GPRS Overlay Commitment shall be as contained in Supplemental Terms Annex 3, attached hereto and incorporated herein as Schedule A to this Amendment 1 ("GSM/GPRS Overlay Purchase").

         c) In the event Customer makes purchases of GSM/GPRS Products or Services in excess of the quantities of such Products or Services contained in Supplemental Terms Annex 3, on a per Product or Service basis, Customer shall be entitled to the following discounts off of Nortel Networks' then current list prices in lieu of all other discounts, credits and incentives for such Products and Services purchased:

          NSS PRODUCTS                                           *
          BSC PRODUCTS                                           *
          BSS AND BTS PRODUCTS                                   *
          GPRS PRODUCTS                                          *

         d) The Products and Services purchased by Customer pursuant to the GSM/GPRS Overlay Commitment shall, for GSM/GPRS Products and Services, be implemented in accordance with the Statement of Work (SOW) in Supplemental Terms Annex 4 ("GSM/GPRS Overlay Statement of Work"), attached hereto and incorporated herein as Schedule B to this Amendment 1 and for CDMA Products and Services in a mutually agreed upon statement of work.



----------
* Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.





                                                                          Page 3
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement

         e) Customer shall accrue Annex 1 purchase credits during the Term of the Agreement equal to * of the Net Price of Annex 1 Products, excluding Third Party Vendor items, for Orders received, accepted and delivered following the execution of this Amendment 1("Annex 1 Credits"); provided that in no event shall Customer accrue more than * in Annex 1 Credits during the Term. Annex 1 Credits may only be applied against Orders for Annex 1 Products received and accepted by Nortel Networks following the effective date of this Amendment 1, and shall not reduce the total price of any Order by more than * . Any Annex 1 Credits not utilized by Customer by July 15, 2005 shall be forfeited by Customer and shall have no cash value.

         f) In addition to the liquidated damages set forth in Section 2(b) (Orders/Commitments), in the event that Customer fails to achieve the GSM/GPRS Overlay Commitment by no later than July 15, 2005, Customer shall promptly pay Nortel Networks, as a pricing adjustment and not as a penalty, an amount equal to * of that portion of the GSM/GPRS Overlay Commitment that remains unfulfilled. Such amount shall be due and payable within thirty (30) days of Nortel Networks' invoice therefor.

         23. GSN/VGPRS NETWORK PURCHASE COMMITMENT

         a) During the Term and in consideration of the discounts, terms and conditions provided to Customer in this Amendment 1, Customer hereby agrees and warrants that it will purchase/license exclusively (i.e., * from Nortel Networks all of the GSM/GPRS Switching and Core Products and Services it requires or uses in the operation of any portion of its network and no less than * of the GSM/GPRS/CDMA BSS and Access Products and Services required by the Customer for its GSM/GPRS/CDMA network deployment. For the purposes of this Section, the GSM/GPRS/CDMA and Access Products and Services for such network shall include, but not be limited to, the following components: GSM (Global System for Mobile communications) switching, SIG (SS7-to-IP Gateway), BSC (Base Station Controller), TRX (transceiver) radios, TCU (Transceder Unit), PCUSN (Packet Control Unit Service Node), BTS (Base Transceiver Station), SGSN (Serving GPRS Support Node), GGSN (Gateway GPRS Support Node), maintenance interfaces, and the associated infrastructure (e.g., shelves, bays and support structures) (herein defined as the "GSM/GPRS Network Purchase Commitment"). Such GSM/GPRS Network Purchase Commitment shall not pertain to portions of Customer's network located in Alaska.

         b) On or about December 15th of each year of the Term of this Agreement, Customer and Nortel Networks shall jointly conduct an audit of Customer's Orders and purchases of GSM/GPRS/CDMA Products and Services to determine Customer's compliance with the GSM/GPRS Network Purchase Commitment (collectively, "Annual Audits"). At the conclusion of each such Annual Audit and by no later than the following January 31, Customer shall deliver to Nortel Networks a certificate signed by an authorized executive of Customer certifying that the particular Annual Audit has taken place and reporting the findings with regard to the percentage of its overall GSM/GPRS/CDMA Switching and Core Products and Services (and similar types of products and services) and GSM/GPRS/CDMA BSS and Access Products and Services (and similar types of products and services) required for Customer's network that it has purchased or



----------
* Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.


                                                                          Page 4
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement

         Ordered from Nortel Networks (the "Annual Purchasing Percentage Certificate"). The Annual Audits shall serve to show both parties Customer's progress toward fulfillment of the GSM/GPRS Network Purchase Commitment. On or about May 15, 2005, Customer and Nortel Networks shall jointly conduct an audit of Customer's Orders and purchases of GSM/GPRS/CDMA Products and Services over the course of the Term to determine Customer's compliance with the GSM/GPRS Network Purchase Commitment ("Final Audit"). At the conclusion of the Final Audit and by no later than July 15, 2005, Customer shall deliver to Nortel Networks a certificate signed by an authorized executive of Customer certifying that the Final Audit has taken place and reporting the findings as described in this Section 23 (b) ("Final Purchasing Percentage Certificate").

         c) In addition to the liquidated damages set forth in Section 2(b) (Orders/Commitments) and 22(f) (GSM/GPRS Overlay Commitment), in the event that Customer fails to achieve the GSM/GPRS Network Purchase Commitment (according to the Final Audit), Customer shall promptly pay Nortel Networks, as a pricing adjustment and not as a penalty, an amount equal to * of the price of the comparable Nortel Networks GSM/GPRS/CDMA or Access Products or Services for each product or service purchased in violation of this Section 23. Such amount shall be due and payable within thirty (30) days of Nortel Networks' invoice therefor.

         24. SERVICE AND SUPPORT PLAN

         Subject to Customer's satisfaction of the GSM/GPRS Overlay Commitment, Nortel Networks will provide Customer with the extended support Services as described in Supplemental Terms Annex 5, attached hereto and incorporated herein as Schedule C to this Amendment 1 ("Support Services Statement of Work") for the Nortel Networks GSM/GPRS Products, as described herein, and all other Products purchased pursuant to this Agreement. Such extended support Services will be provided to Customer at no additional cost until the earlier of expiration or termination of this Agreement or July 15, 2005, and will be provided only after expiration of the initial applicable warranty period. The extended support Services provided herein are non-transferable and any attempt to do so is void.

         25. ANTENNA SHARING

         Nortel Networks will support antenna sharing between GSM850/1900 MHz and TDMA850/1900 MHz technologies without significant degradation in cell coverage (although not for simultaneous transmissions on the same antenna); provided, that there are no more than two (2) TRX radios per sector for the GSM BTS; and, provided further that the specific site supports all equipment deemed necessary by Nortel Networks to enable such antenna sharing. For GSM BTSs that exceed two (2) radios per sector, tower mounted amplifiers may be required to match the coverage of the TDMA BTS, and Customer shall purchase such amplifiers as required. In the event that Nortel Networks is unable to meet the antenna sharing capability as described above and in the GSM850 MHz and TDMA850 MHz Antenna Sharing specifications




----------
* Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.


                                                                          Page 5
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement contained in Supplemental Terms Annex 6, attached hereto and incorporated herein as Schedule D to this Amendment 1 ("Antenna Sharing Specifications"), Customer shall have ten (10) business days from date of Nortel Networks' notification that it is unable to meet such antenna sharing capability to inform Nortel Networks in writing of its decision not to comply with Sections 22 (GSM/GPRS Overlay Commitment) and 23 (GSM/GPRS Network Purchase Commitment). If Customer fails to so notify Nortel Networks, Customer shall continue to be obligated to comply with such sections of the Agreement. In the event Customer does give such notice, then Sections 22 (GSM/GPRS Overlay Commitment), 23 (GSM/GPRS Network Purchase Commitment), 24 (Service and Support Plan), 25 (Antenna Sharing), 26 (Capacity Guarantee) and Section 27 (Product Delivery) shall no longer apply to either party and Section 18 (Switch Software License Fees) as stated in the original Agreement shall be reinstated; provided, however, that Supplemental Terms Annex 5 (Service and Support Statement of Work) shall continue to govern the performance of such Services. Specifically, Customer shall cease to accrue Annex 1 Credits pursuant to Section 22 (e), and any such credits accrued, but not yet utilized by Customer, shall be forfeited and have no cash value. In addition, Nortel Networks shall invoice Customer for the amount of such Annex 1 Credits previously provided and used by Customer following execution of this Amendment 1. Furthermore, Nortel Networks shall invoice Customer for the price of all extended support Services provided to Customer beginning January 1, 2002 to the end of the Term at Nortel Networks' then current list price for such Services and for Software License Fees from the effective date of this Amendment 1 to the end of the Term. Customer agrees to pay such invoice(s) within thirty (30) days of receipt thereof.

         26. CAPACITY GUARANTEE

         Nortel Networks warrants that the Products listed in Supplemental Terms Annex 7, attached hereto and incorporated herein as Schedule E to this Amendment 1, shall, during the Term, be capable of supporting the capacities listed for each in such annex ("Capacity Guarantee"). In the event that the Products are not able to meet the capacities in the annex during the Term, under the architecture and assumptions contained therein, Customer shall be entitled to the remedies provided in Section 6 (Warranty) of the Agreement or Supplemental Terms Annex 5 (Support Services Statement of Work) as applicable. Customer and Nortel Networks acknowledge and agree that during the Term Customer's actual network capacities for the Products listed in Supplemental Terms Annex 7 may not reach the maximum potential capacities listed for each such Product. In such a case, Nortel Networks shall be deemed to have fully complied with and completed the Capacity Guarantee.

         27. PRODUCT DELIVERY

         In the event that Nortel Networks is unable to commence shipping GSM/GPRS 850mhz Products to Customer in accordance with a mutually agreed upon ship date, Customer shall have ten (10) business days from date of Nortel Networks' notification that the ship date will not be met to inform Nortel Networks in writing of its decision not to comply with Sections 22 (GSM/GPRS Overlay Commitment) and 23 (GSM/GPRS Network Purchase Commitment). If Customer fails to so notify Nortel Networks,




                                                                          Page 6
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement

         Customer shall continue to be obligated to comply with such sections of the Agreement. In the event Customer does give such notice, then Sections 22 (GSM/GPRS Overlay Commitment), 23 (GSM/GPRS Network Purchase Commitment), 24 (Service and Support Plan), 25 (Antenna Sharing), 26 (Capacity Guarantee) and this Section 27 shall no longer apply to either party and Section 18 (Switch Software License Fees) as stated in the original Agreement shall be reinstated; provided, however, that Supplemental Terms Annex 5 (Service and Support Statement of Work) shall continue to govern the performance of such Services. Specifically, Customer shall cease to accrue Annex 1 Credits pursuant to Section 22 (e), and any such credits accrued, but not yet utilized by Customer, shall be forfeited and have no cash value. In addition, Nortel Networks shall invoice Customer for the amount of such Annex 1 Credits previously provided and used by Customer following execution of this Amendment 1. Furthermore, Nortel Networks shall invoice Customer for the price of all extended support Services provided to Customer beginning January 1, 2002 to the end of the Term at Nortel Networks' then current list price for such Services and for Software License Fees from the effective date of this Amendment 1 to the end of the Term. Customer agrees to pay such invoice(s) within thirty (30) days of receipt thereof."

10. Delete Section 3 (Changes to Orders) of the Services Supplement in its entirety. All references thereto shall now be directed to the new Section 21 (Changes to Orders) of the Agreement.

11. Delete the signatory heading "Santa Cruz Cellular Telephone" in Supplemental Terms Annex 2 and replace with "Santa Cruz Cellular Telephone, Inc."

12. Except as specifically modified by this Amendment No. 1, the Agreement, in all other respects, continues in full force and effect.



(Intentionally Left Blank- Signatory Blocks to Follow)











                                                                          Page 7
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.


DOBSON COMMUNICATIONS                                         NORTEL NETWORKS INC. CORPORATION

By: /s/ Timothy J. Duffy                                      By: /s/ Walter Megura
    -------------------------------------------------             -------------------------------------------------

Name: Timothy J. Duffy                                        Name: Walter Megura
      -----------------------------------------------               -----------------------------------------------
                  (Type/Print)                                                  (Type/Print)


Title: Senior Vice President - CTO                            Title: RVP Western Region
       ----------------------------------------------                ----------------------------------------------
       Network Operations & Engineering


Date: August 5, 2002                                          Date: August 12, 2002
      -----------------------------------------------               ----------------------------------------------




                                                                          Page 8
       DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                Amendment 1 to the Purchase and License Agreement

                            SCHEDULE A TO AMENDMENT 1
                           SUPPLEMENTAL TERMS ANNEX 3
                                     TO THE
                         PURCHASE AND LICENSE AGREEMENT
                          BETWEEN NORTEL NETWORKS INC.
                                       And
                        DOBSON COMMUNICATIONS CORPORATION
                            GSM/GPRS OVERLAY PURCHASE

GSM/GPRS EQUIPMENT LIST & FINANCIALS
SCOPE:

1. Identifies the GSM/GPRS Products that are to be included within the GSM/GPRS Overlay Purchase.

2. Equipment list below based on Dobson Communications' Current Network Design, Nortel Networks' Engineering and Provisioning parameters, and Dobson Communication's Engineering Inputs.

3. Equipment spares have been included within the pricing structure, additional spares may be available at additional cost.

4. Services identified within the GSM/GPRS Overlay Statement of Work are included within the pricing structure, additional spares may be available at additional cost.

                                     CORPORATION         GSM/GPRS        OVERLAY EQUIPMENT LIST
    DOBSON COMMUNICATIONS                QTY               NET               EXODUS DISCOUNT          TOTAL
    ---------------------            -----------         --------        ----------------------       -----

MSC XA-Core (with OMC-D                   1                $ *                     ($ *)               $ *
Software)
MSC XA-Core                               2                $ *                     ($ *)               $ *
SPM Full (4032 ports)                     12               $ *                     ($ *)               $ *
SPM Half (2016 ports)                     1                $ *                     ($ *)               $ *
GSM/GPRS Software                       700,000            $ *                     ($ *)               $ *
BSC 3000                                  2                $ *                     ($ *)               $ *
BSC 1500                                  3                $ *                     ($ *)               $ *
TCU 3000                                  2                $ *                     ($ *)               $ *
TCU 1500                                  3                $ *                     ($ *)               $ *
PCUSN - 24/12                             5                $ *                     ($ *)               $ *
OMC-R                                     4                $ *                     ($ *)               $ *
01                                        186              $ *                     ($ *)               $ *
S11                                       5                $ *                     ($ *)               $ *
S111                                      32               $ *                     ($ *)               $ *
01-02                                     186              $ *                     ($ *)               $ *
S11 -S22                                  5                $ *                     ($ *)               $ *
S111 -S222                                31               $ *                     ($ *)               $ *
02                                        558              $ *                     ($ *)               $ *
S22                                       16               $ *                     ($ *)               $ *
S222                                      96               $ *                     ($ *)               $ *
EDGE S/W                                 2,337             $ *                     ($ *)               $ *
SGSN                                      1                $ *                     ($ *)               $ *
GGSN                                      1                $ *                     ($ *)               $ *
SIG/BG                                    1                $ *                     ($ *)               $ *
OMC-D                                     1                $ *                     ($ *)               $ *
CGF                                       0                $ *                       $ *               $ *
Preside Policy Services (PPS)             1                $ *                     ($ *)               $ *
CT2000                                    1                $ *                     ($ *)               $ *
CT7100                                    1                $ *                     ($ *)               $ *
HLR (Mated Pair)                          2                $ *                     ($ *)               $ *


                                          DCC GSM/GPRS OVERLAY TOTAL                                   $ *

         GSM/GPRS Network Overlay TOTAL                                             $ *

                           CORPORATION                     GSM/GPRS               OVERLAY EQUIPMENT LIST
      AMERICAN CELLULAR       QTY                            NET                      EXODUS DISCOUNT                   TOTAL
      -----------------    -----------                     --------               ----------------------                -----
MSC XA-Core (with OMC-D         0                            $ *                             $ *                         $ *
Software)
MSC XA-Core                     1                            $ *                           ($ *)                         $ *
SPM Full (4032 ports)           2                            $ *                           ($ *)                         $ *
SPM Half (2016 ports)           1                            $ *                           ($ *)                         $ *
GSM/GPRS Software                                            $ *                           ($ *)                         $ *
                             300,000
BSC 3000                        1                            $ *                           ($ *)                         $ *
BSC 1500                        2                            $ *                           ($ *)                         $ *
TCU 3000                        1                            $ *                           ($ *)                         $ *
TCU 1500                        2                            $ *                           ($ *)                         $ *
PCUSN - 24/12                   2                            $ *                           ($ *)                         $ *
OMC-R                           2                            $ *                           ($ *)                         $ *
01                              42                           $ *                           ($ *)                         $ *
S11                             0                            $ *                             $ *                         $ *
S111                            30                           $ *                           ($ *)                         $ *
01-02                           42                           $ *                           ($ *)                         $ *
S11 -S22                        0                            $ *                             $ *                         $ *
S111 -S222                      31                           $ *                           ($ *)                         $ *
02                              189                          $ *                           ($ *)                         $ *
S22                             7                            $ *                           ($ *)                         $ *
S222                            129                          $ *                           ($ *)                         $ *
EDGE S/W                                                     $ *                           ($ *)                         $ *
                               1,447
SGSN                            0                            $ *                             $ *                         $ *
GGSN                            0                            $ *                             $ *                         $ *
SIG/BG                          0                            $ *                             $ *                         $ *
OMC-D                           0                            $ *                             $ *                         $ *
CGF                             0                            $ *                             $ *                         $ *
Preside Policy Services         0                            $ *                             $ *                         $ *
(PPS)
CT2000                          0                            $ *                             $ *                         $ *
CT7100                          0                            $ *                             $ *                         $ *
HLR (Mated Pair)                0                            $ *                             $ *                         $ *
                                          ACC GSM/GPRS OVERLAY TOTAL                                   $ *




* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            SCHEDULE B TO AMENDMENT 1

                 SUPPLEMENTAL TERMS ANNEX 4 TO THE PURCHASE AND
                 LICENSE AGREEMENT BETWEEN NORTEL NETWORKS INC.
                      AND DOBSON COMMUNICATIONS CORPORATION

                        DOBSON COMMUNICATIONS CORPORATION
                       GSM/GPRS OVERLAY STATEMENT OF WORK


1 Introduction

In accordance with an accepted Order, this GSM/GPRS Overlay Statement of Work defines the work requirements and responsibilities of both Nortel Networks and Dobson, which are necessary to engineer, furnish, deliver, install (for that portion Nortel Networks is Ordered to install) and test the GSM/GPRS Products expected to be Ordered by Customer and addressed herein.

Nortel Networks' obligation to perform installation and commissioning Services assumes receipt and acceptance of an Order for such Services. The materials and labor required for installation activities as described below represent a "standard" installation. Dobson understands and agrees that certain of the requirements for such installation and commissioning activities are site dependent, and Nortel Networks reserves the right to quote additional charges on a time-and-material basis.

Throughout this document, "Customer" or "Dobson" shall mean Dobson Communications Corporation. This Statement of Work includes descriptions of the Services expected to be provided by Nortel Networks in accordance with an accepted Order for the installation and turn up of Nortel Networks' GSM/GPRS Products; provided, however, Dobson or its sub-contractor, who may install Nortel Networks Base Transceiver Systems ("BTS"), shall install such Products in accordance with Nortel Networks' standard procedures for such Products. This Statement of Work shall describe only those Services to be provided by Nortel Networks following acceptance of an Order for such. Delivery of Products will be determined based on an accepted Order.

Nortel Networks shall provide the following list of Services for the GSM/GPRS overlay activities:

         o        Project Management

         o        Site Engineering (Switch and Cell sites)

         o        Network Engineering


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 1
                       GMS/GPRS Overlay Statement of Work

         o        RF Engineering

         o        Installation and Commissioning

         o        Database Engineering and

         o        Network Integration

If any additional Services are required based on the customer requirements, Nortel Networks will provide a separate description of and proposal for such Services.

Nortel Networks will schedule product deliveries, deployment and perform Services based on Nortel Networks standard intervals upon execution of an accepted Order.

2 GENERAL ASSUMPTIONS

The Nortel Networks activities presented in this Statement of Work are based upon the assumptions below. Any assumption found to be invalid may affect the schedule and estimated project price and may also result in a job change order ("JCO"). Change and JCO requests will be handled in accordance with the agreed change control procedures contained in Section 21 (Changes to Orders) of the Agreement.

    o Dobson and Nortel Networks understand that the timely completion of schedules and the meeting of all milestones are critical to the successful completion of this project. Each party agrees to carry out their respective responsibilities (listed under each of the Services description in this document) according to the agreed schedule and their defined roles. A schedule will be developed by Nortel Networks' Project Manager in association with Dobson upon execution of an accepted Order.

    o Nortel Networks will provide the majority of these Services under this Statement of Work during normal business hours, 8:00 am to 5:00 pm (local time) Monday through Friday, except Nortel Networks holidays. Some work, however, may require after hours access to the customer's site.

    o    A subcontractor may perform a portion of the proposed work.

    o It is assumed that: clear floor space is available, no installation, repair or relocation of existing or Customer supplied equipment is required, no `hot slide' is required, existing power plant has sufficient power, floors are solid concrete, ceiling and cable rack heights are sufficient for 7 foot bays, existing cable racks are ladder type, and external timing synchronization is provided by Customer.

Services specific assumptions are listed with each of the Services descriptions, where applicable.

3 CUSTOMER RESPONSIBILITIES

The responsibilities listed in this section are to be provided by Customer at no charge to Nortel Networks.

    o    Project Management

         Prior to the start of this Statement of Work, Customer will designate a person to whom all Nortel Networks communications will be addressed and who has the authority to act for

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 2
                       GMS/GPRS Overlay Statement of Work

         Customer in all aspects of the Agreement ("Project Manager"). The Project Manager's responsibilities include:

         1. Serve as the interface between Nortel Networks and all departments, organizations and sites participating in the project.

         2. If requested, work with the Nortel Networks Project Manager to develop the project plan prior to implementation.

         3. With the Nortel Networks Project Manager, administer Changes as required.

         4. Obtain and provide information, data, decisions and approvals within 3 working days of Nortel Networks' request unless both parties have agreed to an extended response time.

         5. Resolve deviations from the project plan, which may be caused by Customer.

         6. Help resolve project issues and escalation issues within Customer organization as necessary.

    o    Additional Responsibilities

         Customer agrees to assume responsibility for providing the following information and/or services as part of this Statement of Work:

         1. Provide escorted or non-escorted access to the work areas as required.

         2. Provide reasonable security and storage area for all tools, equipment and material at sites.

         3. Provide timely response to design input requests from Nortel Networks engineering.

4 DESCRIPTION OF SERVICES

4.1      PROJECT MANAGEMENT

The Nortel Networks Project Manager will track and report progress of individual tasks within the project plan and communicate via regular meetings with Dobson. The project plan will indicate the commencement, duration, and milestones for all Services as well as deliverables connected to the milestones, as applicable.

The project plan, which will be referenced as the Master Project Schedule, will include the following components:

    o Work Breakdown Structure (WBS): a matrix of all project activities and deliverables, including estimated timetables and task prerequisites and interdependencies.

    o Work packages: service-specific outlines describing activities, resources and deliverables.

A Nortel Networks Project Manager's responsibilities will vary by project. In general, the Nortel Networks Project Manager will:


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 3
                       GMS/GPRS Overlay Statement of Work

    o provide oversight and coordination for the multiple project management activities across the entire scope of Nortel Networks project deliverables,

    o    conduct regular meetings,

    o    provide periodic reporting, and

    o suggest changes in the implementation plan (if required) to get tasks back on schedule.

4.2      SITE ENGINEERING:

4.2.1    WIRELESS SITE ENGINEERING - SWITCHING SITES

The Nortel Networks Switch Site Engineering service consists of:

    o Central office floor plan for the Nortel Networks Wireless switch foot print, cable rack layout with routes to the Customer demarcation points, earthquake bracing protection layout (when required), fiber cable routes, central office grounding of the Nortel Networks Wireless switch.

    o Provide 4071 specification material for miscellaneous Installation Required Material (IRM). Items such as, anchor material, grounding material, fiber raceway material (within the footprint of the Nortel Networks' provided equipment) and power cable between the Customer power plant and the Nortel Networks secondary distribution cabinets.

Customer Deliverables are:

    o    Current A&E drawings.

    o    Customer Floor Plan Approval (CFPA).

    o    Customer Demarcation Points.

    o    Customers Floor Plan Layout (when applicable).

4.2.2    WIRELESS SITE ENGINEERING ("WSE") - CELL SITES

Nortel Networks will provide Site Engineering for Cell Sites installed by Nortel Networks. Nortel Networks will collect the required field data and produce AutoCAD As-Is Drawings to Nortel Networks' specifications. AutoCAD Installation Drawings are then created using Nortel Networks' equipment frame counts/type information and WSE recommendations.

Installation Drawings show final positioning of new Nortel Networks Products as well as any needed interim "hot-slides" of existing equipment. Installation Drawings are delivered in hard copy form (3 copies of 11"x17' color drawings) and soft copy form to the Project Manager (PM) for review and forwarding to the Customer. Additional copies will need to be provided by PM via access to WSE's SAM Database.

WIRELESS SITE ENGINEERING CELL SITES ASSUMPTIONS

Deviations from the below assumptions may result in a Job Change Order (JCO) as described in Section 2, above.

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 4
                       GMS/GPRS Overlay Statement of Work

    o The required Customer information is provided prior to field audit kickoff and not later than the lead times noted.

    o One audit mobilization per market. Sites may be visited by auditors without Customer escort and may be audited Mondays through Saturdays at any hours. Customer sites will generally be located such that travel times to/from/between cell sites do not exceed 1 hour on average.

    o Site re-visits due to equipment being installed by the Customer or the Customer's contractors after the initial site audit are not included.

    o Re-drafting of As-Is Drawings or Installation Drawings will not be needed because of the above site re-visits.

    o Auditors will collect pre-determined data on site that is accessible and legible. Data whose recording requires the removal of equipment or cover plates or partial disassembly of equipment will not be captured even though listed as a survey item.

    o Information on Nortel Networks' equipment frame counts/types will be available prior to the drafting of Installation Drawings.

    o Installation Drawings sent to the Customer for review/approval will be returned within 2 weeks either signed or with corrections noted. Any Installation Drawings held by the Customer longer than 2 weeks with no approval or corrections returned to WSE will be deemed approved.

    o No re-drafting will be needed after that Installation Drawing has been approved and signed off by the Customer.

CUSTOMER INFORMATION REQUIRED PRIOR TO SITE AUDIT KICKOFF IN THE FIELD

The following Customer-provided information is needed by the timeframes noted prior to start of audits in the field:



    o    Site location information (address, longs/lats, zip codes, etc.)        2 weeks prior

    o    Customer technician/management contacts (names, phone #s)               2 weeks prior

    o    Identification of audit/drawing requirements by site                    2 weeks prior

    o    Available site location maps, RF maps, etc.                             1 week prior

    o    Site access information (lock combinations, keys)                       1 week prior

    o    Site facility entrance/security rules/procedures                        1 week prior

4.3      NETWORK ENGINEERING:

SERVICE DELIVERABLES

Nortel Networks shall meet with the Customer to discuss and identify Network and RF design requirements. Customer requirements are collected via a Customer Input Questionnaire (CIQ). Nortel Networks shall document the requirements in a draft Customer Input Questionnaire (CIQ) for each switching location (NSS, BSS and
GPRS), and provide the CIQ to the Customer for review. A final CIQ is developed once approved by the Customer.

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 5
                       GMS/GPRS Overlay Statement of Work

Network Design: Nortel Networks shall use the approved CIQ to develop a Network Design document. This document will cover aspects of dimensioning, configuration and connectivity details.

    o BSS, NSS, and GPRS Dimensioning, based on traffic profile and service application models, to include

         o    Initial Network Equipment configuration

         o BSS, OMCR and NSS Network connectivity requirements (trunking and signaling)

         o    GPRS core and access connectivity requirements (IP addressing).

         o    OAM network connectivity and configuration requirements

         o    e911 network connectivity and configuration requirements

         o High-level equipment for BSS and NSS (only counts are provided) and detailed equipment list for PCUSN, SGSN, GGSN, Remote Access Connectivity box and Ethernet switches.

         o Optimal BTS-BSC parenting and boundary definitions, BSC-to-LAC mapping per MSC, BSC-to-TCU mapping BSC-to MSC mapping, BSCto-PCUSN mapping, BSC-to-OMCR mapping, PCUSN-to-SGSN mapping and SGSN-to-GGSN mapping.

         o BSS, Agprs interface, SGSN and Gb interface parameter configurationinputs provided to DB Eng for command file creation.

         o    GGSN parameter configuration provided to Network Integration

         o    Preliminary nodal capacity assessments for MSC, HLR, and BSCs

         o    Remote network Access capability (Configuration and Connectivity)

         o Network Design Document to summarize details of network configuration and forecast

    o Collaborative review of intermediate designs as needed in the optimization process

    o Miscellaneous services such as redesign of network elements based on new requirements.

CUSTOMER RESPONSIBILITIES

It is Dobson's responsibility to provide the following information:

    o Geographical locations (LAT/LONG) of cell sites for optimal BSC parenting.

    o Network growth trends, subscriber forecast and traffic profile (signaling, mobility) for voice and service profile (signaling, mobility and throughput) for data along with deployment timeline.

    o    Public and Private IP address range

    o    Existing IP network hardware (Routers, Ethernet switches and Hubs)

    o Number of time slots dedicated for data services in air interface and other QOS (quality of service) objectives

    o Detailed list of services that will be offered to subscribers to determine the effect on MSC and HLR capacity.

    o Collaborative review of intermediate designs as needed in the optimization process.

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 6
                       GMS/GPRS Overlay Statement of Work

4.4      RF ENGINEERING SERVICES:

This Service provides RF Engineering Services for the field optimization of Nortel Networks' BTSs.

ASSUMPTIONS

    o    One-to-one GSM overlay of existing TDMA sites.

    o GSM and TDMA hardware are using same sites with shared transmit and receive antennas per the Agreement and Annex 6 ("Antenna Sharing Specifications"). o Nortel Networks' coverage design assumptions will be based on the accuracy of the information provided by Customer.

    o    GSM Overlay objectives to be established.

CUSTOMER RESPONSIBILITIES

It is the service provider's responsibility to relocate incumbent microwave links, provide key service and performance objectives for the network, and provide the following information:

    o    Definition of target geographic RF coverage area ("Coverage Area").

    o Propagation model parameters for existing TDMA network, if GSM equipment will occupy the same spectrum.

    o    Grade of service (GOS) objectives (blocking).

    o    Quality of Service objectives (area reliability).

    o    Building Penetration margins required in design link budget.

    o Any existing and/or preferred TDMA base station site locations and/or infrastructure.

    o Requirements for antenna/feeder hardware sharing between GSM and TDMA infrastructure (i.e. use of dual band, dual polarization antennas, and/or anticipated location of GSM antennas on existing TDMA infrastructure).

    o Subscriber traffic forecasts and Initial Traffic distribution (radios per sector).

    o System growth plans (spectrum allocation between TDMA and GSM, if applicable).

    o    Spectrum license and clearing information.

    o    Deployment Strategy - timing of marketing, subscriber growth, etc.

    o    Site Access information and points of contact.

    o Vector data (information identifying the location/direction of streets in the coverage area).

    o    National/regional regulations regarding antenna, emitted power, etc.

    o    Local zoning restrictions that may affect antenna placements.

    o    Existing measured TDMA coverage information.

    o Accurate information regarding the site configuration (Cable sweeps, Antenna types, downtilts, azimuths, coupling types etc. A checklist can be provided.).

NORTEL NETWORKS' RESPONSIBILITIES FOR GSM/GPRS OVERLAY

TDMA RF Benchmarking for mutually agreed upon areas.



DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 7
                       GMS/GPRS Overlay Statement of Work

Nortel Networks will perform the Network Coverage analysis for both TDMA and GSM after GSM deployment for those mutually agreed upon areas.

FINAL DESIGN OF GSM/GPRS NETWORK

(Nortel Networks will perform the following where applicable)

    o    Collect Market Data.

    o    Initial Propagation Analysis.

    o    Initial Traffic Distribution (Radio Distribution).

    o    Initial Design.

    o Antenna Selection / BTS Hardware / Downtilt Selection / Link Budget Calculation.

    o    Network Propagation Analysis.

    o    Frequency Planning (BCCH/MAIO/HSN/BSIC planning).

    o    C/I and C/A Analysis.

    o    Site Database and Final Site Specs for Construction.

    o    Neighbor List Generation.

    o    SRF Completion to Database Engineering.

    o    Design Report (on going and final reports).

VALIDATION OF GSM/GPRS NETWORK

    o    Link budget report indicating measurement vs. budget.

    o    Hardware Verification (Visual Check of sites, Site Footprint, IMSI
         Drive).

    o    Cluster route coverage maps.

    o    Cluster measurement reports.

    o    Final database parameters.

    o    Analysis of Feeder Sweep Test.

    o    Work order generation, issuance and recording.

    o    Acquiring, Set-up and Maintenance of Site Database.

    o    Cluster Verification.

    o    Network Drive and Parameter Verification.

    o    Trouble reports, if any.

    o    RF Acceptance Report for sites / clusters.

    o    Recommendations for additional optimization (Hardware, sites, etc.).

PRE-LAUNCH GSM OPTIMIZATION

    o    Initial set-up and diagnostic Hardware configuration.

    o    Parameter and neighbor list audit & optimization.

    o    Optimization drive route prep.

    o Analysis of the counters obtained from the OMC-R for Pre-Launch Network (using friendly users).

    o    Network Quality of Service evaluation.

    o    Final Test Data Analysis / Plotting.

    o    Final Cluster Report and System Verification Report.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 8
                       GMS/GPRS Overlay Statement of Work

4.5      INSTALLATION AND COMMISSIONING:

Nortel Networks will perform Installation and Commissioning activities on Products supplied by Nortel Networks with the exception of Base Stations. Nortel Networks will provide Installation and Commissioning for Base Stations for which this Service has been purchased. Installation and Commissioning activities will be per the applicable Installation Methods (IMs) and Global Workmanship Standards.

The processes that Nortel Networks will perform include:

    o Installation of all Nortel Networks supplied equipment with the exception of Base Stations unless the Service has been purchased by Dobson.

    o    Ground Cabling.

    o    System Cabling.

    o    Preparation & Power Up.

    o    Software Loading and Configuration.

    o    System Commissioning and Testing.

Nortel Networks understands that Dobson and/or Dobson's installation subcontractor will be present to observe GSM BTS installation procedures on all sites for which Nortel Networks is providing installation services. Nortel Networks will not be providing personnel for the purpose of insuring proper "knowledge transfer" to Dobson or their subcontractor.

Nortel Networks will coordinate with Dobson's inventory specialist to ensure consistent tracking of Products.

Nortel Networks will comply with Dobson's reasonable security regulations for the designated Site.

Nortel Networks-owned tools and test equipment will be used by Nortel Networks to Install and Commission.

CUSTOMER RESPONSIBILITY

SWITCHING:

    o Provide and install all civil requirements including, but not limited to, installation of all cable rack or computer flooring, power board and batteries, termination to DC power plant, any commercial AC power requirements, along with any outside telephone company ("Telco") connections.

BTS:

    o Provide and install all civil requirements including, but not limited to, installation of all cable rack or computer flooring, power board and batteries, any commercial AC power requirements, power runs from DC power plant to Nortel Networks secondary distribution cabinets, along with any outside Telco connections.

    o Installation and testing of cell site equipment to Nortel Networks standards.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 9
                       GMS/GPRS Overlay Statement of Work

    o Responsible, if applicable, for any hot slide and/or equipment removal during the project.

    o Customer shall be responsible for the coordination of all the BTS delivery arrangements required to comply with project schedule dates and for freight and handling charges from Customer's initial delivery location to the installation site.

    o BTS Integration on-site support, including telco facility and call-P testing.

4.6      DATA BASE ENGINEERING SERVICES:

The Data Base Engineering team will generate and apply with Customer approval the configuration data files that specifically support the connectivity and operation of the GSM/GPRS Overlay.

SERVICE DELIVERABLES

MSC and HLR Service Deliverables:

    o Generate a Commissioning Load at project H-Date. Inputs provided by Nortel Networks internal groups. Contains hardware configuration, SOC settings, and Office Parameters. This image will be FTPed to the Nortel Networks' Software Delivery group (SDC) for shipment to site.

    o Provide the DBQ document to Customer at the project milestone date. Provide assistance to Customer in understanding how to complete the DBQ document.

    o Support investigations and resolutions of possible database issues when identified during system integration testing activities.

    o Generate and apply configuration files based on inputs from Customer using the DBQ documentation. This content of the delivery will be:

    o    SOC allocation as define by the Order.

    o Configure Office Parameters to support requested call model and subscriber capacity. Should be reflective of requirements based on an 18 month forecast.

    o Generate and apply temporary PRIVCLAS files to protect datafill content during commissioning and system integration activities. Will remove prior to project completions upon Customer request. Customer can expand on this configuration after system acceptance.

    o Datafill all Trunk and Signaling requirements to support connectivity to other nodes within the network. Includes SS7 Subsystem and Global Title Routing requirements of the network. Requirements are documented in the DBQ document by Customer.

    o Datafill all IP addressing, connectivity, and routing requirements of the MSC node. Requirements are documented in the DBQ document by Customer.

    o Datafill all Dial Plan requirements to support mobile originations, terminations, and feature activation that are required for the market that the MSC services. Includes emergency routing requirements and proper treatment routing. Requirements are documented in the DBQ document by Customer.

    o Datafill all Cell Site definitions. Requirements are documented in the DBQ document.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 10
                       GMS/GPRS Overlay Statement of Work

BSC TCU PCUSN SGSN and BTS Service Deliverables:

    o Reception and review of the inputs provided by Nortel Networks' Network Engineering or the Customer.

    o Identification of any missing data that is not consistent with the normal expectations.

    o Resolution, in conjunction with Nortel Networks' Network Engineering or the Customer, of any identified issues with the received input data.

    o Generation and distribution of command files. Content of the delivered files will be based on the scope of work and associated inputs provided by Nortel Networks' Network Engineering team or the Customer.

    o Provide assistance to the Customer in understanding and completing the required input through conference calls.

    o Review content of the completed input and identify any items that may be missing. Red Flag to account team if missing items will prevent on time delivery of the Command files.

    o Support investigation and resolution of any possible database issues when identified during system integration activities.

    o The completed files will be delivered via email and/or placed on the OMC-R upon request.

NETWORK INTEGRATION:

SERVICE DELIVERABLES

Network Integration performs Voice and Data Feature Testing in accordance to the trial feature test plan to ensure baseline system functionality and robustness. The system is tested throughout the final stages of project implementation. Nortel Networks also verifies the interfaces to non-Nortel Networks equipment. Following are Network Feature Test details:

    o Network Element Tests: The various voice and data elements are tested to ensure connectivity and synchronization in the network.

    o Basic Voice and Data Testing: Nortel Networks provides a variety of basic tests to ensure that voice calls are completed from mobile to land, mobile to mobile, and land to mobile; as well as, data transfers, web file browsing, and email.

    o Vertical Feature Testing: A variety of voice features such as call forward, call waiting, call transfer, and three way calling are tested to provide assurance of proper functionality. For data these test could include WAP and Class A Mobile Voice/Data call suspension. Features to be tested are agreed to prior to commencement of the activity.

    o PSTN (Public Switching) Interface Testing: Testing is performed on a variety of long distance features including long distance origination, retrieval of mailbox messages, and international call origination.

    o Packet Data Interface Testing: Verifies connectivity to Internet, Intranet, and functionality across these connections.

    o Networking Testing: Testing to ensure proper treatment of voice and data roaming subscribers.

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 11
                       GMS/GPRS Overlay Statement of Work

    o Hand-Off Testing: Network Integration will work with Customer or other Nortel Networks groups to test Hand-Offs.

    o    Short Message Service (SMS) and Voice Mail (VU) Testing:
         Subscriber-level testing of SMS and VM features will be conducted from a customer-supplied test plan.

MSC SUBSYSTEM

The mobile switching center is tested to ensure treatments are functioning as planned. Other tests include barring, operator assistance, long distance, basic 911, 800 and 900 call service.

Final Reports

At the completion of the project, Nortel Networks shall compile a final report that summarizes all tests performed over the course of the project. The Network Integration team will review the document with Dobson, and explain the specific actions taken to correct any inconsistencies. This review is also beneficial as a training forum with Dobson's technicians.

CUSTOMER RESPONSIBILITIES

    o    Ordering and provisioning of trunks.

    o    Provisioning of Subscribers handled by Customer.

    o    Having all transport available at K-date.

    o Ensuring that third party (non-Nortel Networks) vendors integrate, accept, and apply Customer's configuration to their equipment (EFI&I).

ASSUMPTIONS

    o Nortel Networks specialty product (Preside, Service Builder) teams must integrate, accept, and apply the customer configuration to their equipment (EFI&I)

    o All equipment has been certified as interoperable by Nortel Networks or has been tested in the Dobson Communications GSM/GPRS trial before Network Integration activities begin. Below is the list of vendors and products that have been certified as interoperable by Nortel Networks or successfully tested and verified in the Dobson Communications GSM/GPRS trial with Nortel Networks.


                 VENDORS                PRODUCT
                 -------                -------
                 Glenayre               VMS
                 Comverse               VMS (not part of trial)
                 Comverse               UM (not part of trial)
                 Logica                 SMSC
                 Comverse               ISMSC (not part of the trial)
                 Ericsson               HLR (not part of the trial)
                 Openwave               WAP
                 CMG                    WAP (not part of the trial)
                 Comverse               WAP (not part of the trial)
                 Metasolve              CGF

    o Each switch/BSC location has a test cell (BTS) that can be configured for market level testing.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 12
                       GMS/GPRS Overlay Statement of Work

    o All customer-specific configuration information and files are available to Network Integration at the appropriate times in the project schedule.

EXCLUSIONS

    o    Integration and acceptance of operations surveillance elements.

    o    Supplying subject matter experts.

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION      Page 13
                       GMS/GPRS Overlay Statement of Work

                            SCHEDULE C TO AMENDMENT 1

                               Supplemental Terms
                                     Annex 5
                      To the Purchase and License Agreement
                                     Between
                              Nortel Networks Inc.
                                       And
                        Dobson Communications Corporation




                       Support Services Statement of Work









DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 1
                       Support Services Statement of Work

                                TABLE OF CONTENTS



1.0     Service Authorization and Implementation..............................3
2.0     Service Descriptions..................................................3
   2.1    NNSS Technical Support..............................................3
     2.1.1     Deliverables for Technical Assistance..........................4
     2.1.2     Deliverables for Emergency Recovery (ER).......................4
     2.1.3     Assumptions for Technical Support..............................4
     2.1.4     Exclusions for Technical Support...............................5
     2.1.5     Customer Responsibilities for Technical Support................5
   2.2    NNSS Repair Service: Advanced Shipment (5-Day)......................6
     Assumptions for NNSS Repair Services.....................................7
     Exclusions to NNSS Repair Services.......................................8
     Customer Responsibilities for NNSS Repair Services.......................8
3.0     Service Levels........................................................9
   3.1    NNSS Technical Support Response.....................................9
     3.1.1     Case Severity Classification...................................9
     3.1.2     Technical Support Incident Classifications and
               Corresponding Actions.........................................11
     3.1.3     Case Resolutions Classifications..............................13
   3.2    NNSS Repair Services Response Times................................14
4.0     Patch Management for DMS-100 Family..................................14
   4.1    Service Deliverables...............................................14
   4.2    Nortel Networks Responsibilities...................................14
   4.3    Dobson Responsibilities............................................15
   4.4    Assumptions........................................................15
   4.5    Exclusions.........................................................15
   4.6    Timelines..........................................................16
5.0     At the discretion of Nortel Networks, patches will be provided and applied on a pre-determined 28-day cycle. Service Delivery Process...16
   5.1    Customer Support Center Access for Technical Support...............16
     5.1.1     Nortel Networks Technical Support Method of Access............16
     5.1.2     Nortel Networks Technical Support Call Process................17
   5.2    Nortel Networks Repair Order Process for Repair Services...........17
     5.2.1     Phone Calls...................................................18
     5.2.2     Faxes.........................................................18
     5.2.3     E -mail.......................................................18
     5.2.4     Method of Payment for excluded services.......................18
     5.2.5     Package Labeling Instructions and Addresses for Returns.......19
     5.2.6     Packing Slips for the Return of Defective Parts...............19
     5.2.7     Return Addresses..............................................20
   5.3    Nortel Networks Material On Loan Policy (MOL)......................20

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 2
                       Support Services Statement of Work

                            SCHEDULE C TO AMENDMENT 1

                        SUPPLEMENTAL TERMS ANNEX 5 TO THE
                       PURCHASE LICENSE AGREEMENT BETWEEN
                         NORTEL NETWORKS INC. AND DOBSON
                           COMMUNICATIONS CORPORATION


                       SUPPORT SERVICES STATEMENT OF WORK

Throughout this document, "Customer" or "Dobson" shall mean Dobson Communications Corporation. The provisions contained in this Supplemental Terms Annex 5 are in addition to those contained in the Purchase and License Agreement ("Agreement', with respect to Ordered Products and Services identified in Supplemental Terms Annex 3 (GSM/GPRS Overlay Purchase) of the Agreement. This Supplemental Terms Annex 5 is attached hereto and incorporated herein. The Services described herein shall end upon the termination or expiration of the Term unless otherwise agreed to in writing. Unless otherwise specified, the charges for the Services described and contained herein are included in the GSM/GPRS Overlay Purchase and shall be paid in accordance with Section 5 (Charges and Payment) of the Agreement.

1.0      SERVICE AUTHORIZATION AND IMPLEMENTATION

Nortel Networks' obligation to perform the Services described in this Supplemental Terms Annex 5 ("Support Services SOW"), assumes receipt and acceptance of a valid Dobson Order(s) for the Products and Services comprising the GSM/GPRS Overlay Purchase. Nortel Networks shall only perform its Services at Customer sites set forth in Exhibit A, herein. Services not set forth in this Support Services SOW shall be the responsibility of Customer, unless a mutually agreed upon Change is provided in accordance with the terms set forth in Section 21 (Changes to Orders) of the Agreement.

Specific Products' lists shall be provided in the Project official plan of record to be maintained mutually by Nortel Networks' and Customer's Project management team(s).

The following are incorporated in and made a part of this Support Services SOW:

Exhibit A - Dobson Communications' Sites

2.0      SERVICE DESCRIPTIONS

2.1      NNSS TECHNICAL SUPPORT

The Technical Support service from the Nortel Networks Support Services (NNSS) portfolio provides remote support for operational and maintenance issues associated with Nortel Networks' Products.

NNSS includes two levels of service: Technical Assistance and Emergency Recovery
(ER). Nortel Networks shall register and manage Customer requests for Technical Assistance during Nortel Networks' normal business days and hours in the region where the service is being

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


performed. Nortel Networks shall register and manage Customer requests for ER 24 hours per day, seven days per week including holidays (24/7/365).

2.1.1    DELIVERABLES FOR TECHNICAL ASSISTANCE

Nortel Networks resolution activities may include:

o        Troubleshooting problems using diagnostic utilities.

o        Diagnosing routine Hardware and/or Software problems.

o Providing advice on how to detect and resolve Hardware and network-related problems.

o        Advising on issues requiring Hardware replacement.

o Diagnosing issues related to Nortel Networks' Products interfacing with non-Nortel Networks' Products.

o        Analyzing trace/log/dump/Operational Measurement (OM) information.

o        Identifying and resolving code level problems.

o        Testing and releasing code corrections.

o Providing regular, on-going updates on case progress using agreed-upon media.

o        Providing case resolution and agreeing on closure.

2.1.2    DELIVERABLES FOR EMERGENCY RECOVERY (ER)

Nortel Networks ER teams shall address emergency issues classified as E1 or E2 in accordance with Nortel Networks' technical support case classifications as set forth in Section 3.1.1 (Case Severity Classification) on a 24/7/365 basis.

Nortel Networks shall assign an engineer upon receipt of Customer's call as set forth in Section 4 herein (Methods of Access). Nortel Networks shall provide continuous support as applicable until the service level is restored to pre-incident operation. The ER team shall be in constant contact with Dobson Communications throughout this case resolution activity, as requested.

Following service restoration, the E1 /E2 case shall be closed in agreement with Customer and a sub-case shall be opened, if further investigation or problem resolution activity is needed. Furthermore, Nortel Networks may, where applicable, conduct a root-cause analysis of the issue, which shall be made available to Customer.

2.1.3    ASSUMPTIONS FOR TECHNICAL SUPPORT

The following assumptions shall govern the Technical Support service:

o Customer shall provide an in-house support structure that performs first-line support. Accordingly, Nortel Networks expects Customer to exhaust its internal troubleshooting processes prior to requesting TAS support. First-line Operations, Administration, and Maintenance (OAW functions include:

o        Performing day-to-day maintenance and network operations.


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o        Monitoring network and system alarms.

o Performing diagnosis in accordance with instructions provided by Nortel Networks and carrying out initial remedial actions, including remote diagnosis.

o Operating and controlling Customer's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Nortel Networks technical support group.

o        Gathering data at the direction of Nortel Networks.

            NOTE: OA & M troubleshooting shall not apply if Customer does not provide any in-house support structure as set forth above.

o For both Technical Assistance and ER, where telephone support, remote diagnosis, and all other remote means of restoring Product operation have failed, Nortel Networks, upon Dobson Communications' request, and if Nortel Networks determines that onsite support is necessary and appropriate, shall dispatch a trained and qualified technical expert to Customer's premises to facilitate further diagnosis. Should Customer fail to or cause delay in providing connectivity, Customer shall excuse Nortel Networks from fault resolution performance for a period equal to such failure or delay. In the event that Customer fails to comply with the requirements described in this service description, Nortel Networks shall advise Customer thereof. Nortel Networks and Customer may then agree upon service to be provided at Nortel Networks' then-current time and materials basis plus any travel and living expenses incurred. Nortel Networks, or a third-party authorized by Nortel Networks, shall furnish this service.

2.1.4    EXCLUSIONS FOR TECHNICAL SUPPORT

The following exclusions shall govern the Technical Support service:

o Nortel Networks is not responsible for supporting non-Nortel Networks supplied third-party product(s). Customer is responsible for maintaining a support agreement with the third-party supplier for such product(s). Technical Support does not cover Nortel Networks products not purchased from Nortel Networks or from a Nortel Networks authorized agent.

o Nortel Networks shall not be obliged to incorporate software corrections into Software releases prior to the then-currently supported Software release(s). Nortel Networks reserves the right to incorporate Software corrections into future Software releases. Any disputes shall be handled in accordance with Section 19 (Dispute Resolution) of the Agreement.

o Nortel Networks' support obligations are expressly conditional upon the Products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks.

2.1.5    CUSTOMER RESPONSIBILITIES FOR TECHNICAL SUPPORT

            To receive Technical Support Customer shall be required to:

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o        Ensure that the Products are used and maintained in accordance with the applicable Product documentation.

o Use all reasonable efforts to maintain Hardware and Software at the release or update level for supported Hardware and Software. This maintenance shall need to be in accordance with policies and procedures published by Nortel Networks. If Customer is operating a Software version released prior to the then-current minimum supported version(s) and is therefore unsupported, then Customer shall need to upgrade to one of the then-current minimum supported versions in order to acquire rights to any known fix.

                NOTE. If there is no such available fix, Nortel Networks shall use reasonable efforts toremedy the issue, which may include a work-around or other temporary or permanent fix to the Software, provided that the reported problem can be verified and/or recreated by Nortel Networks on the then-current supported Software version(s).

o Acknowledge that any Hardware/Software upgrades/improvements or changes required to install or use a Software fix, update, release, or any part thereof are charged separately from and are in addition to the charges of the current contract.

o Provide connectivity to the Product(s) for Nortel Networks to establish a data link for use by Nortel Networks' technical support group in order to conduct remote diagnosis and maintenance.

                NOTE: Customer and Nortel Networks technical personnel shall agree on the appropriate security measures to prevent unauthorized access. Customer shall be solely responsible for security of the network. Nortel Networks shall not connect to Customer's network without prior authorization and such connection shall be solely to provide technical support.

o Designate and make available competent personnel to work with the Nortel Networks ER team on restoring the service level to pre-incident operation, in cases prioritized as either an E1 or an E2 emergency.

                NOTE: Customer personnel may be required to act upon instruction by Nortel Networks and assist with the restoration (See Case Severity Classification)

2.2      NNSS REPAIR SERVICE: ADVANCED SHIPMENT (5-DAY)

The Nortel Networks Advanced Shipment Repair Service provides for the replacement of a defective Nortel Networks Field Replaceable Unit (FRU) with an equivalent FRU. Under this service, Nortel Networks shall use commercially reasonable efforts to ship an equivalent, replacement FRU to Customer within five business days following receipt and acceptance of the request.

Nortel Networks shall register and manage requests for Advanced Shipment during Nortel Networks' normal business days and hours in the region where the service is being performed.

Upon receiving Customer's request and after any diagnostics assistance, Nortel Networks shall allocate a part request number to each FRU to be replaced and notify Customer of the relevant part request number.

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Following allocation of the part request number(s) - and provided that Nortel
Networks has a functionally equivalent FRU in stock - Nortel Networks shall ship an equivalent FRU within five business days from the receipt of the replacement request. Where possible, Nortel Networks shall ship FRUs from its regional logistic locations. If an equivalent FRU is not in stock or if the defective FRU must be physically returned to Nortel Networks for repair due to its technology or configuration, Nortel Networks shall use commercially reasonable efforts to expedite Customer's order.

2.2.1    ASSUMPTIONS FOR NNSS REPAIR SERVICES

The following assumption shall govern the NNSS Repair Services:

o        Technical Support is a service offering of the NNSS Repair Services.

o Nortel Networks shall incur the expense of shipping the replacement FRU to Customer using a method and carrier selected by Nortel Networks. Nortel Networks is responsible for loss of, or damage to, an FRU while it is in Nortel Networks' possession or in transit to Customer. Nortel Networks does not guarantee the arrival time of the replacement FRU.

o Unless required for operational reasons and agreed upon with Nortel Networks, the replacement FRU shall be at the then-current minimum Hardware, firmware, and Software release levels, as they are made Generally Available (GA) by Nortel Networks.

o Nortel Networks warrants the replacement FRU to be free from defects in workmanship and material attributable to Nortel Networks for a period of 12 months from the replacement date.

o The defective FRU returned to Nortel Networks becomes the property of Nortel Networks and, subject to Nortel Networks' receipt of the defective FRU, its replacement becomes Customer's property.

o Nortel Networks reserves the right to reject the return of any FRU that does not clearly display the specific part request number, also known as the Return Material Authorization (RMA) number. Customer expressly acknowledges that in the event Customer fails to return the defective FRU within 30 days of receipt of the replacement FRU, Nortel Networks may invoice Customer in accordance with Nortel Networks' Material On Loan (MOL) Policy.

o The NNSS Repair Services include treatment of No Fault Found (NFF) by Nortel Networks up to 25% of Customer's total repair volume, measured on a quarterly basis. All NFF incidents in excess of this limit shall be invoiced at the per-incident service fee as published in the then-current Nortel Networks Price List. Except as otherwise described herein, there shall be no limit on the number of FRU replacements that Customer may make within the support contract period.

o Nortel Networks shall from time to time assess Products offered and supported. The assessment shall be based on technology, market development, Product deployment, and support requirements and may identify certain Products that shall be discontinued. Nortel Networks reserves the right to terminate any service purchased by Customer for Products that have been discontinued. Subject to the Nortel Networks then-current policies,


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

         continued support for any discontinued Products beyond the effective date of discontinuance may be provided on a reasonable basis, as determined by Nortel Networks.

o The NNSS Repair Services shall be furnished by Nortel Networks or a party authorized by Nortel Networks.

2.2.2    EXCLUSIONS TO NNSS REPAIR SERVICES

Nortel Networks support obligations are expressly conditional upon the Products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or
(iii) altered or modified unless performed or authorized by Nortel Networks.

The NNSS Repair Services are not offered on Nortel Networks holidays observed in the region where the service is being performed.

NNSS Repair Service does not include:

o        Emergency Part Dispatch

                  NOTE: For emergency situations requiring next-day shipment, Customer may request the Nortel Networks Emergency Parts Dispatch service. Emergency service is subject to the terms and conditions of such service and subject to additional fees, as published in the Nortel Networks Price List. Under the Emergency Parts Dispatch service, Nortel Networks shall exercise all reasonable efforts to ship an equivalent FRU on the next day, subject at all times to Nortel Networks having a functionally equivalent FRU in stock. The choice of delivery and freight charges shall be Customer's responsibility

o Root-cause analysis, the provision of fault reports, lead-time/performance metrics, or Hardware upgrades.

o Coverage for: (i) consumable items and supplies that are "used up" during normal Product operation (such as printer ribbons, light bulbs, fuses, filters, etc.), (ii) original equipment manufacturer (OEN products/vendor equipment and Customer's third-party equipment not furnished by Nortel Networks, (iii) cable plant, (iv) miscellaneous network Hardware furnished by Nortel Networks (such as monitors, printers, modems, etc.), (v) power equipment (such as fuse panel, batteries, miscellaneous hardware, racks, cabling, etc.), (vi) major system assemblies (such as frames, bays, shelves, line drawers, etc.), and (vii) equipment not purchased from a Nortel Networks-authorized agent.

o On-site repair or replacement and any associated labor, travel, and living expenses.

2.2.3    CUSTOMER RESPONSIBILITIES FOR NNSS REPAIR SERVICES

Customer shall be required to:

o Pay all applicable duties, taxes, and other charges associated with the importation of the replacement FRU into the country of destination.

o Incur the expense of returning the defective FRU to a location designated by Nortel Networks within 30 days of Customer's receipt of the replacement FRU.


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


o Use the specifically assigned part request number(s) provided by Nortel Networks and include completed Nortel Networks Fault Report Forms when returning any FRU.

o Adhere to Nortel Networks' packing instructions (including anti-static precautions) when returning the defective unit.

                  NOTE: The packing instructions are included with the return instructions accompanying the replacement FRU.

3.0      SERVICE LEVELS

3.1      NNSS TECHNICAL SUPPORT RESPONSE

The corrective course of action to be taken by Nortel Networks shall be determined by the Case Severity Classifications, as defined below.

3.1.1    CASE SEVERITY CLASSIFICATION

Nortel Networks shall measure the severity of Hardware or Software incidents according to the following TL9000 Customer Severity definitions for Critical, Major, and Minor Hardware/Software problem reports. If it is not clear which severity level applies, then the severity level assigned by Nortel Networks' customer (the Service Provider) shall be used. However, if a problem clearly belongs to a given severity level as defined below, then that severity level shall be used.

Nortel Networks uses case priorities that correspond to the TL9000 Customer Severities as shown in the following table:


                   TL9000                                 Nortel Networks
             Customer Severity                             Case Priority
             -----------------                            -----------------
                  Critical                                       E1
                   Major                                         E2
                                                          Business Critical
                                                               Major
                   Minor                                       Minor

3.1.1.1  CRITICAL NORTEL NETWORKS CASE PRIORITY= E 1

In accordance with TL9000 Customer Severity, a Critical problem is a problem that severely affects service, capacity/traffic, billing, and maintenance capabilities. Critical problems require immediate corrective action, regardless of time of day or day of the week.

Nortel Networks prioritizes Critical problems as E1. Following service restoration, a sub-case may be opened to conduct further root-cause analysis.

Examples of Critical problems include:

o A loss of service that is comparable to the total loss of effective functional capability of an entire switching or transport system.


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o        A reduction in capacity or traffic handling capability such that expected loads cannot be handled.

o Any loss of safety or emergency capability (for example, emergency calls such as 911 in North America).

o Loss of the system's ability to perform automatic system reconfiguration.

o        Inability to restart a processor or the system.

o        Loss of protection switching capability.

o        Loss of billing capability.

o Corruption of billing or system databases that requires service-affecting corrective actions.

o        Loss of access for maintenance or recovery operations.

o Loss of the system's ability to provide any required system critical/major alarms.

o Other problems that severely affect service, capacity/traffic, billing, and maintenance capabilities or are viewed as critical jointly by Nortel Networks and the Service Provider.

3.1.1.2 MAJOR SEVERITY NORTEL NETWORKS CASE PRIORITIES= E2, BUSINESS CRITICAL, MAJOR

In accordance with TL9000 Customer Severity, Major problems are problems that cause conditions that seriously affect system operation, maintenance, and administration. Major problems require immediate attention. The urgency is less than a Critical problem because of a less immediate or impending effect on system performance, end-users, operation, and revenue.

Nortel Networks prioritizes Major problems as E2, Business Critical, and examples include:

o        Reduction in any capacity/traffic measurement function.

o        Any loss of functional visibility and/or diagnostic capability.

o Short outages equivalent to system or subsystem outages, with accumulated duration of greater than two minutes in any 24-hour period, or that continue to repeat during longer periods.

o        Repeated degradation of DS 1/E1 or higher rate spans or connections.

o        Prevention of access for routine administrative activity.

o        Degradation of access for maintenance or recovery operations.

o Degradation of the system's ability to provide any required system critical/major alarms.

o        Any significant increase in Product-related customer trouble reports.

o        Billing error rates that exceed specifications.

o        Corruption of system or billing databases.

o Other problems that disrupt or prevent routine system activities, or are viewed as major jointly by Nortel Networks and the Service Provider.


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To provide increased focus on certain types of Major problems, Nortel Networks uses the following case priority definitions:

o E2 (loss of redundancy): Potential service degradation and/or total outage. Serious situation not involving service degradation in a live environment, but leading to a total or partial loss of redundancy. Following service restoration, a sub-case may be opened to conduct further root-cause analysis.

o BUSINESS CRITICAL (service and performance affecting): Any major degradation of system or service performance that impacts customer service quality or significantly impairs network operator control or operational effectiveness. Overall network is degraded, resulting in severe limitations to the Service Provider's operations, or network management Software Product has a major feature that is dysfunctional with only a difficult work-around.

o MAJOR PROBLEM (service and performance affecting): Any major degradation of system or service performance that impacts customer service quality or significantly impairs network operator control or operational effectiveness. This includes situations in which a network component is down, there is a network problem, there is a functional loss resulting in partial limitations to operations, or network management Software Product has a major feature, which is dysfunctional, but has a simple work-around.

3.1.1.3  MINOR NORTEL NETWORKS CASE PRIORITY

In accordance with TL9000 Customer Severity, Minor problems are problems that a Service Provider does not view as Critical or Major. Minor problems neither significantly impair the functioning of the system nor significantly affect service to end-users. These problems are tolerable during system use.

3.1.2    TECHNICAL SUPPORT INCIDENT CLASSIFICATIONS AND CORRESPONDING ACTIONS

The classification and case priority for Technical Support shall dictate the action and responsibilities of both Nortel Networks and Nortel Networks' customer (the Service Provider). Each problem report shall be classified and resolved as set forth in the table below:


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



TL9000 Severity       Nortel Networks
Classification        Case Priori         Actions and Responsibilities
---------------       ---------------     ----------------------------
Critical              E1                  NORTEL NETWORKS: The Nortel Networks Customer Support Center shall answer calls
                                          24/7/365. Nortel Networks strives to immediately assign an engineer upon receipt of the call. Nortel Networks shall provide continuous support 24/7/365 as applicable until the service level is restored to pre-incident operation. The ER team shall be in constant contact with the Service Provider's staff throughout this case resolution activity, if so requested.

Major                 E2                  Nortel Networks: The Nortel Networks Customer Support Center shall answer calls
                                          24/7/365. During normal business hours, Nortel Networks strives to immediately assign an engineer upon receipt of the call. If the fault is classified as E2, Nortel
                                          Networks strives to immediately assign an engineer upon receipt of the call. Nortel
                                          Networks shall provide continuous support 24/7/365 as applicable until the service level is restored to pre-incident operation. The ER team shall be in constant contact with the Service Provider's staff throughout this case resolution activity, if so requested. If the fault is classified as Business Critical or Major, Nortel Networks shall strive for a restoration of service within 30 days. In the event the problem poses a critical business issue to the Service Provider, but it is not classified as
                                          E1/E2, then Nortel Networks shall work with the Service Provider to facilitate a much quicker restoration of service. Restoration of service to an acceptable level may be achieved by providing advice to the Service Provider's staff, by a work around, or by a Software change.

Major                 Business Critical   Nortel Networks: The Nortel Networks Customer Support Center shall answer calls
                                          24/7/365. During normal business hours, Nortel Networks strives to immediately assign an engineer upon receipt of the call. If the fault is classified as E2, Nortel
                                          Networks strives to immediately assign an engineer upon receipt of the call.
                                          Thereupon, Nortel Networks shall provide continuous support 24/7/365 as applicable until the service level is restored to pre-incident operation. The ER team shall be in constant contact with the Service Provider's staff throughout this case resolution activity, if so requested. If the fault is classified as Business Critical or Major,
                                          Nortel Networks shall strive for a restoration of service within 30 days. In the event the problem poses a critical business issue to the Service Provider, but it is not classified as E1/E2, then Nortel Networks shall work with the Service Provider to facilitate a much quicker restoration of service. Restoration of service to an acceptable level may be achieved by providing advice to the Service Provider's staff, by a work around, or by a Software change.



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


TL9000 Severity       Nortel Networks
Classification        Case Priori         Actions and Responsibilities
---------------       ---------------     ----------------------------
Major                 Major               Nortel Networks: The Nortel Networks Customer Support Center shall answer calls
                                          24/7/365. During normal business hours, Nortel Networks strives to immediately assign an engineer upon receipt of the call. If the fault is classified as E2, Nortel
                                          Networks strives to immediately assign an engineer upon receipt of the call.
                                          Thereupon, Nortel Networks shall provide continuous support 24/7/365 as applicable until the service level is restored to pre-incident operation. The ER team shall be in constant contact with the Service Provider's staff throughout this case resolution activity, if so requested. If the fault is classified as Business Critical or Major,
                                          Nortel Networks shall strive for a restoration of service within 30 days. In the event the problem poses a critical business issue to the Service Provider, but it is not classified as E1/E2, then Nortel Networks shall work with the Service Provider to facilitate a much quicker restoration of service. Restoration of service to an acceptable level may be achieved by providing advice to the Service Provider's staff, by a work around, or by a Software change.

Minor                 Minor               Nortel Networks: The Nortel Networks Costumer Support Center shall answer calls
                                          24/7/365. During Nortel Networks normal business hours, Nortel Networks shall strive to immediately assign an engineer upon receipt of the call. Nortel Networks shall strive for a restoration of service within 180 days. Restoration of service to an acceptable level may be achieved by providing advice to the Service Provider's staff, by a work around, or by a Software change.

All                   All                 Service Provider: The Service Provider's staff must be available as required by Nortel
                                          Networks to aid in problem diagnosis and provide electronic access to the affected
                                          Product(s) to aid in problem investigation and resolution.


3.1.3    CASE RESOLUTIONS CLASSIFICATIONS

Nortel Networks case resolutions shall be classified as follows:

o Cannot Reproduce: A problem is not reproducible or insufficient information is provided to adequately troubleshoot the problem and isolate the root cause.

o Customer Process: Human errors are present or the Service Provider has failed to follow procedures recommended and documented by Nortel Networks.

o Design Intent: The functionality required by Service Provider does not align with the design specifications of the Product (i.e., the Product is unsupported), and the issue can only be resolved through new development efforts.

o        External Cause: An issue is caused by non-Nortel Networks products.


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o        Hardware Deficiency: A problem is isolated to defective Hardware materials or workmanship or substantial nonconformance to Nortel Networks' published specifications.

o Hardware Failure: A problem is caused by a Hardware component failure that falls within published Mean Time Between Failure (MTBF) limitations.

o Nortel Networks Literature: A required Nortel Networks technical document does not exist or the contents of an existing document are in error [for example, an incomplete Nortel Networks Technical Publication
         (NTP)].

o Nortel Networks Process: A problem occurs as a result of a Nortel Networks process deficiency.

o        Opened in Error: The case should not have been opened.

o Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, Software/firmware changes, and other Operations, Administration, and Maintenance (OA&M) activities.

o Software Deficiency: A problem is isolated to a deficiency in the Software design.

3.2      NNSS REPAIR SERVICES RESPONSE TIMES

Nortel Networks shall register and manage requests for the NNSS Repair Services during Nortel Networks' normal business days and hours, excluding Nortel Networks' holidays observed in the region where the service is being performed.

         NOTE. For additional fees, emergency repair support is accessible 24/7/365.

For Advanced Shipment, Nortel Networks shall use commercially reasonable efforts to ship an equivalent FRU to Customer (feature, function, fit compatible) within 5 business days following receipt and acceptance of the request. (Customer would return the defective FRU to Nortel Networks within 30 business days.)

Service Provider personnel shall be responsible for putting the replacement FRU into service.

On-site repair and on-site replacement labor are not included with the NNSS Repair Services. (See Service Descriptions.)

4.0      PATCH MANAGEMENT FOR DMS-100 FAMILY

The Nortel Networks Patch Management for DMS-100 Family service provides remote support to apply Software patches.

4.1      SERVICE DELIVERABLES

Nortel Networks will verify the optimum performance of the switching platforms by remotely downloading and applying Software patches into Dobson's DMSs.

4.2      NORTEL NETWORKS RESPONSIBILITIES

For Patch Management for DMS-100 Family service, Nortel Networks will:

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


o Provide routine download and application of general released patches for the front end, Integrated Service Node ("ISN'T, and Extended Peripheral Modules ("XPM'~ nodes.

o        Provide emergency patch administration.

o        Remove obsolete patches.

o        Perform ISN imaging after patch application.

o Provide switch sanity health checks prior to and during patch application activities.

o Prepare a list of equipment necessary to provide Network Operations Protocol (NOP) connectivity and accompanying installation instructions for customers not currently using NOP.

o Provide customer with email notification that patches have been delivered to any of their switches.

4.3      DOBSON RESPONSIBILITIES

For successful completion of this service, Dobson will need to:

o Provide contact names, contact numbers (preferably with voice mail), and dial-up switch access, along with appropriate user IDs and passwords.

o        Provide a dial-up telephone number for each DMS.

o        Associated Hardware required to enable remote accessibility.

o Provide NOP/Turbolink connectivity availability for the automatic download of patches.

o Provide four User IDs and passwords with required privileges (Nortel Networks recommends "All").

o Provide Auto-apply enabled standardized storage devices throughout Dobson switches.

o        Provide an email distribution list for patch delivery.

4.4      ASSUMPTIONS

The following assumptions will govern the delivery of the Patch Management for DMS100 Family service:

o DMS-100 Family includes DMS-100, DMS/100-200, DMS-100W, DMS-200, DMS-250, DMS-300, DMS-500, TOPS, BBN STP, and GSP.

o This service is provided in conformance with Nortel Networks DMS-100 Software Support Policy information was published in "DMS-100 Family North American Software Release and Support Policy" (50113.16/08-97 Issue 2 August 1997) and as may be amended.

o        Patch Management for DMS-100 Family is offered on a remote basis only.

4.5      EXCLUSIONS

Nortel Networks provided Patch Management Services for DMS-100 Family Products excludes:


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 15
                       Support Services Statement of Work

o Handling of verification office (VO) limited (LTD) and debug (DBG) patches.

o        Handling of non-CM Products.

o        Training.

o        Technical Support.

4.6      TIMELINES

The lead-time for the initial deployment of Patch Management for DMS-100 Family service is six weeks. A formal documented Schedule of such service shall be provided to Dobson Communications.

5.0 AT THE DISCRETION OF NORTEL NETWORKS, PATCHES WILL BE PROVIDED AND APPLIED ON A PRE-DETERMINED 28-DAY CYCLE. SERVICE DELIVERY PROCESS

5.1      CUSTOMER SUPPORT CENTER ACCESS FOR TECHNICAL SUPPORT

The steps that Nortel Networks takes to provide Technical Assistance and Emergency Recovery (ER) ensure that Nortel Networks customers receive the operation and maintenance support needed for Nortel Networks Products. The remote support effort shall begin with a telephone call and shall continue with the appropriate actions to be taken according Nortel Networks Case Severity Classifications.

5.1.1    NORTEL NETWORKS TECHNICAL SUPPORT METHOD OF ACCESS

Nortel Networks customers shall access the Nortel Networks technical support organizations by calling:

                     NORTEL NETWORKS CUSTOMER SUPPORT CENTER
                           RESEARCH TRIANGLE PARK, NC
                                  1-800-4NORTEL

                                (1-800-466-7835)

The Nortel Networks Customer Support Center shall function as a single point of contact for the receipt of all support calls and inquiries. The Customer Support Center shall be available 24/7/365.

General provisions for accessing Technical Support include:

o Nortel Networks may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Nortel Networks case-tracking system via 4vww.nortelnetworks.com~ The customer shall bear telecommunication facility charges and/or long distance toll charges associated with access to www.nortelnetworks.com.

o        Incoming phone lines may be connected to an Automatic Call Distribution
         (ACD) system. Calls may be recorded for quality monitoring purposes. Where toll-free +access is not available, the customer shall bear telecommunication facility charges and/or long distance toll charges for access to the Customer Support Center.

DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 16
                       Support Services Statement of Work

o All cases are logged into a Nortel Networks case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Nortel Networks shall request that the customer define a case priority level (see TL9000 Customer Severity Classification and Nortel Networks Case Severity Classifications).

o        E1 and E2 priority cases are to only be reported by telephone.

o The customer may access the Customer Support Center to escalate a case to levels of management within Nortel Networks, as necessary.

5.1.2    NORTEL NETWORKS TECHNICAL SUPPORT CALL PROCESS

When calling Nortel Networks for Technical Assistance or ER, the customer's representative shall be asked to provide the following information:

1.  Company name.

2.  Caller name and phone number.

3.  Personal Identification Number (PIN)

4.  Site Location/Site ID.

5.  Product on which the problem is being reported.

6.  Problem description and severity.

A Customer Support Center agent shall generate a Case Reference Number, which shall be provided to the customer for tracking the case. A Nortel Networks technician shall then team with the customer's representative to resolve the reported issue.

5.2      NORTEL NETWORKS REPAIR ORDER PROCESS FOR REPAIR SERVICES

This process supports the delivery of Nortel Networks Repair Services. Customers of Nortel Networks who request a Field Replaceable Unit (FRU) replacement should have the following required information ready when placing a repair order with Nortel Networks:

1.  Customer or distributor name.

2.  Customer ID (Project #, Site ID).

3.  Requestor name, phone and fax number, and e-mail address.

4.  Method of payment (credit card or purchase order number).

5.  Customer ship to address.

6.  Customer bill to address.

7.  Order type (standard or emergency).

8.  Part number (PEC or CPC or manufacturer's part number).

9.  Quantity (quantity of one per serial number).

10. Serial number of the defective part(s) being returned (if applicable).

11. Warranty status.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 17
                       Support Services Statement of Work

12. Any additional information about Product (system type or Software release).

13. Any special shipping instructions.

Upon receiving the customer's request and after any diagnostics assistance, Nortel Networks shall allocate a part request number to each FRU to be replaced and notify the customer of the relevant part request number.

This part request number, also known as the Return Material Authorization (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

The customer's representative can call in, fax or e-mail a Repair Service order directly to Nortel Networks in North America using the following contact means:



                              REPAIR SERVICE ORDER CONTACT NUMBERS (U.S.)
                     Carrier Switching, Core Data (Passport) and Wireless Products
-------------------------------------------------------------------------------------------------------
  PHONE NUMBER           FAX NUMBER                 E-MAIL                              HOURS
  ------------           ----------                 ------                              -----
1-800-684-7888 or 1-   1-972-685-8862      rich.repair@nortelnetworks.com         7 a.m. to 7 p.m. EST
972-684-7888
-------------------------------------------------------------------------------------------------------

5.2.1    PHONE CALLS

For after-hours service or on weekends and holidays, phone calls shall be transferred to a remote service center where the caller's information shall be taken and forwarded to the on-call personnel, who shall return the call.

5.2.2    FAXES

All fax orders received with an RMA # shall be processed the next business day. Faxed emergency orders must also be called in to verify receipt of faxes.

5.2.3    E -MAIL

To obtain a parts request form by e-mail, please send an e-mail to any of the above addresses and note "repair order form" in the subject/title field. A form shall be sent automatically.

Place the PO number in the subject/title field when e-mailing a completed parts request form back to Nortel Networks. For order confirmation, Nortel Networks shall respond with an RMA number to all e-mail orders by the next business day.

5.2.4    METHOD OF PAYMENT FOR EXCLUDED SERVICES

A method of payment is required for all services not covered by the Nortel Networks Support Services portfolio. Examples of services that are excluded from annual support programs include, but are not limited to, on-site services provided at a customer's request and Emergency Part Dispatch fees. The method of payment can be a blanket purchase order number, or an individual purchase order number issued at the time of the request for service.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 18
                       Support Services Statement of Work

5.2.5    PACKAGE LABELING INSTRUCTIONS AND ADDRESSES FOR RETURNS

Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that Product to avoid damage during shipment. Nortel Networks shall inform customers of any improper packaging, which shall void the warranty.

All materials should be returned pre-paid (dependent on contract) and sent to the appropriate Nortel Networks repair facility. The customer should use discretion in selecting shipping methods. Nortel Networks recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

A repair tag or fault label must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Repair tags and fault labels are sent with each replacement shipment. Customers can obtain additional supplies by contacting the Nortel Networks Customer Support Center.

Nortel Networks shall inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), Product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.

5.2.6    PACKING SLIPS FOR THE RETURN OF DEFECTIVE PARTS

Nortel Networks shall provide appropriate packing slips for Customer to return shipments of all defective parts. One copy of the defective return packing slip should be placed in all shipping containers and another attached to the exterior of the package; this duplication shall expedite the processing and proper identification of Customer returned parts. The RMA number and the PO number should be clearly marked on the outside of each container. If a customer supplies a packing slip, the following information must be included on the shipping/packing list to ensure proper handling.


Item                                Information Required
----                                --------------------
1.  From                            Company name, return address, and telephone
                                    number

2.  Ship Date                       Date parts are shipped from the customer

3.  Ship via                        Carrier name

4.  Waybill number                  Carrier tracking number

5.  Number of Cartons               Number of cartons being sent on shipment

6.  Customer's P.O.#                provided, if applicable

7.  Repair order number             RMA# issued when order is placed

8.  Site ID or Project number

9.  Item Number

10. Quantity ordered


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 19
                       Support Services Statement of Work



11. Quantity returned

12. Nortel Networks Part number

13. Description of item

14. Serial number                   the serial number for each item in the
                                    shipment

15. Shipment requested by           Customer's representative's signature


5.2.7    RETURN ADDRESSES




                Nortel Networks Repair Facility Addresses (U.S.)
     Carrier Switching, Wireless, Optical, Broadband, and Passport Products
--------------------------------------------------------------------------------
Product line               Address
Carrier and Wireless       Nortel Networks
Products                   400 N. Industrial Blvd., Suite 200
                           Richardson, Texas 75081
                           Attn: Repair Services (RMA #)
--------------------------------------------------------------------------------

5.3      NORTEL NETWORKS MATERIAL ON LOAN POLICY (MOL)

The Nortel Networks Material On Loan Policy (MOL) supports the delivery of Repair Services.

In the case of repair services and to avoid non-return billing, Nortel Networks requires customers to return defective material immediately after shipment of replacement material from Nortel Networks. Nortel Networks shall notify the customer if the defective material has not been received.

Nortel Networks shall bill the customer the Merchandise Contracted Customer Price of the unit shipped if material is not returned within 30 days from shipment of the replacement material, or if the material is deemed by Nortel Networks to be received in an irreparable condition. The Merchandise Contracted Customer Price shall be in addition to any earlier billings.

The Return Material Authorization (RMA) number must be clearly marked on the box and material must be in repairable condition.

         NOTE: The Nortel Networks Customer Support Center agent handling the service request call shall provide the RMA.

Restocking fees, set at 15% and charged in the form of withholdings from the due customer credit, are applicable for materials received after 30 days. Nortel Networks reserves the right to refuse materials returned after 30 days from shipment of the replacement unit, and Nortel Networks is not obligated to accept returns after non-return billing has occurred. Payment terms are as set forth in
Section 5 of the Agreement.


DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 20
                       Support Services Statement of Work

                                    EXHIBIT A


                        DOBSON COMMUNICATIONS CORPORATION
                                 SITE LOCATIONS

A. TDMA Sites




                              Market
                         -----------------
                         Brainerd, MN
                         Cambridge, OH
                         Duluth, MN
                         Morgantown, WV
                         Poughkeepsie, NY
                         Richmond, KY
                         Wausau, WI
                         Caro, MI
                         Cheyenne, OK
                         Easton, MD
                         Erie, PA
                         Fairbanks, AK
                         Fredrick, MD
                         Juneau, AK
                         Ketchikan, AK
                         Leavenworth, KS
                         Tulsa, OK
                         Youngstown, OH

B. Additional GSM/GPRS sites to be mutually agreed upon in writing by the parties.



DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION     PAGE 21
                       Support Services Statement of Work

                            SCHEDULE D TO AMENDMENT 1

                           SUPPLEMENTAL TERMS ANNEX 6
                                     TO THE
                         PURCHASE AND LICENSE AGREEMENT
                                     BETWEEN
                              NORTEL NETWORKS INC.
                                       AND
                        DOBSON COMMUNICATIONS CORPORATION

                        GSM/TDMA Overlay Antenna Sharing

--------------------------------------------------------------------------------

































    DOBSON AND NORTEL NETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION  Page ii
                        GSM/TDMA Overlay Antenna Sharing

CONTENTS


------------------------------------------------------------------------------------------------------------------------
GSM/TDMA OVERLAY ANTENNA SHARING......................................................................................ii

CONTENTS...............................................................................................................1

1 ANTENNA SHARING SOLUTIONS............................................................................................2
   1.1      Objective..................................................................................................2
   1.2      Introduction...............................................................................................2
   1.3      RF conditions of the co-location...........................................................................2
      1.3.1       BTS Equipment and Configurations.....................................................................3
      1.3.2       Three Antennas and Coaxial Cable Equipment Sharing (Indoor) Configuration............................3
      1.3.3       Two Antennas and Coaxial Cable Equipment Sharing (Indoor) Configuration..............................6
      1.3.4       Two Antennas and Coaxial Cable Equipment Sharing (Outdoor)..........................................11
         1.3.4.1    Option 1 - GSM Feed Signal to TDMA with an Extra Duplexer.........................................11
         1.3.4.2    Option 2 - Cross Feed Signal......................................................................15
      1.3.5       1900 Two Antennas and Coaxial Cable Equipment Sharing (Outdoor).....................................19
2 CONCLUSION..........................................................................................................24

1  ANTENNA SHARING SOLUTIONS
--------------------------------------------------------------------------------

1.1      OBJECTIVE

              The objective of this document is to provide equipment requirements for antenna sharing between GSM and TDMA base stations. Current solutions are proposed herein for base stations containing solely Nortel Networks TDMA and GSM products located in different cases of co-location.

1.2      Introduction

              There are currently a number of operational TDMA networks over which operators plan to deploy GSM. To protect their TDMA infrastructure investment, the operators would like to reuse the existing TDMA equipment as part of the deployment of the new GSM equipment. However, not only does this require that the equipment be reused, but also the equipment must be used simultaneously by both technologies. In particular operators are interested in reusing the already deployed antennas and coax cable feeding those antennas. The specifications and network equipment changes discussed herein give ways through which such antenna sharing may be achievable.

1.3      RF CONDITIONS OF THE CO-LOCATION

              TDMA and GSM systems may coexist and operate with the existing TDMA antennas and coaxial cables, provided that a number of conditions are met. These conditions are specific to the characteristics of the existing antennas and coax. Some of the most basic conditions that must be met are:

              o      A minimum of two antennas are available per sector

              o Combined composite power of both systems does not exceed the engineered antenna maximum power requirements.

              o Adequate isolation can be achieved which includes enough antenna spacing to avoid interference between different technologies, when applicable.

              o Sufficient spectrum must be available to support channel separation of the TDMA and GSM frequencies, including guard bands.

              o Special frequency filters and/or diplexers may have to be employed to filter the appropriate channels for each system, which may impact link budgets.

              o Antenna frequency response capability must be broad range enough to support both bands.

              o Configurations such as S332 with Duplexer and TX Filters are not supported with either 3 antenna or 2 antenna-sharing solutions.

              o Microwave transmission equipment intergraded in the outdoor GSM BTS cannot be supported with either 3 antenna or 2 antenna-sharing solutions.

1.3.1    BTS EQUIPMENT AND CONFIGURATIONS

              The following antenna sharing configurations will be supported in this document:


                                               TDMA BTS        GSM BTS
             Band            # OF ANTENNA      TYPE            TYPE
             ----            ------------      --------        -------
             850 MHz         3                 NT800 DR        S8000


                                               Indoor          Indoor

             850 MHz         2                 NT800 DR        S8000


                                               Indoor          Indoor

             850 MHz         2                 NT800 DMU       S8000


                                               Enclosure
                                               Outdoor         Outdoor

             1900 MHz        2                 NT1900          S8000


                                               Enclosure       Outdoor
                                               Outdoor

1.3.2    THREE ANTENNAS AND COAXIAL CABLE EQUIPMENT SHARING (INDOOR)
         CONFIGURATION

[GRAPHIC -INDOOR THREE ANTENNAS SYSTEM SHARING CONFIGURATION]

              DETAIL CONNECTION

              TDMA Tx antenna remains unchanged. Both TDMA Rx antennas will be sharing with the GSM system. The TDMA Rx signal will receive from the GSM duplexer/LNA/Splitter, an external attenuator, and then go into the TDMA ERMC.

              The GSM could use one or two antenna(s) to transmit the signal, and uses both sharing antennas to receive the signal. H2D may be required for this configuration depends on the number of the carriers deployed in the GSM cell.

              The setting for the external attenuators may need to be adjusted based on the field measurement.

[GRAPHIC-DETAIL DIAGRAM FOR INDOOR THREE ANTENNAS SYSTEM SHARING]

              PART LIST

              The following is the list of parts that are required for sharing:

              o      1 Bulkhead adapter kit with bulkhead plate for GSM BTS

                     -   Includes 2 internal Rx cables

              o      2 Manual-step attenuators (N-female to N-female)

                     -   Frequency range: 0 to 25 GHz

                     -   Attenuation: 0 to 30 dB

                     -   Part Number: 50DR-055 N (Manufacturer: JFW Industries)

              o      2 LMR-200 cables (N-male to N-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2224 (Manufacturer: Antrum)

              o      2 LMR-200 cables (N-male to SMA-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2223 (Manufacturer: Antrum)

              NOISE FIGURE (NF) AND RX SIGNAL GAIN

              There will be a minimum impact on GSM NF and Rx signal gain because GSM Rx connectivity remains the same between sharing and non-sharing.

              Study shows that TDMA NF and Rx signal gain is affected by the sharing and that the insertion of an attenuator could minimize the impact.

              The following table shows the TDMA stand alone NF and RX Gain.



NT800DR STAND ALONE ERMC                GAIN(db)     NF(db)    SYS NF(db)
------------------------                --------     ------    ----------
Antenna Jumper                            (0.42)       0.42          7.85
Feeder Cable 0.875" LDF5 40m               (1.7)        1.7          7.43
Lighting Protector                         (0.1)        0.1          5.69
Cable to Duplexer 0.5" FSJ4               (0.72)       0.72          5.59
Duplexer RF Bay)                           (0.3)        0.3           4.8
Cable to ERMC 0.5" FSJ4                   (0.61)       0.61           4.5
Enhanced RMC                               17.5           1          3.96
ERMC to 8-way splitter cable LMR 200      (1.71)       1.71         18.46
TRU Shelf 8-way splitter                   (9.8)        9.8         16.75
8-way splitter to TRU cable RG316         (0.45)       0.45          6.95
TRU                                                     6.5          6.50
From Antenna Jumper to TRU                 1.65

The following table shows the TDMA NF and Rx signal gain with the antenna sharing.


NT800DR WITH RX FROM S8000 DUPLEXER                         GAIN(db)          NF(db)       SYS NF(db)
-----------------------------------                         --------          ------       ----------
Antenna Jumper                                                (0.42)            0.42             7.85
Feeder Cable 0.875" LDF5 40m                                   (1.7)             1.7             7.43
Lighting Protector included to following cable                    0                0             5.69
Cable to Duplexer inside GSM cabinet                           (0.2)             0.2             5.69
GSM Duplexer/LNA/Splitter                                      20.9               2.             5.49
Cable/attenuator to ERMC                                      (19.2)            19.2            23.16
Enhanced RMC                                                   17.5                1             3.96
ERMC to 8-way splitter cable LMR 200                          (1.71)            1.71            18.46
TRU Shelf 8-way splitter                                       (9.8)             9.8            16.75
8-way splitter to TRU cable RG316                             (0.45)            0.45             6.95
TRU                                                                              6.5             6.50
From Antenna Jumper to TRU                                     4.88
Impact to System N F                                                                             0.00
Impact to System Gain                                          3.23

              With insertion of a 19.2dB attenuator (include cable and pad to the ERMC) on the sharing configuration, one can conclude that the impact on the NF may be minimally changed by comparing the Sys NF on the Antenna Jumper (both tables show 7.85dB); one can also conclude that there will be 3.23dB gain on the Rx path by comparing the gain from antenna jumper to eRMC (4.88dB vs 1.65dB).

              With a 3.23dB gain on the Rx signal, an up link RF parameter adjustment is needed to maintain existing TDMA system performance. The HOTL value needs to be set 3 dB stronger for the non-MAHO prescreening. For instance, if the HOTL was set to -80dB prior to the sharing, the HOTL needs to be set to - 77dB after the sharing.

              Another option that can accommodate the 3.23dB Rx gain is to set the RSSI offset value in the TDMA radios.

              Also, one can increase the step attenuator inside of the ERMC to offset the gain.

              TX POWER

              Both GSM and TDMA Tx power are not affected by the sharing since the path for the Tx antenna for both systems are the same as the stand alone one.

              IM (CASCADED LNAS)

              IM will not degrade with the sharing due to:

              o Input IP3 may change; however, due to current product has a high margin on IP3 point, the change is still within the limit of the IS 136 compliancy.

              o With an added attenuator between LNAs to compensate the first LNA gain, the second LNA should not be overdriven.

              NOISE FLOOR

              Since the GSM Rx path remains the same, the GSM noise floor will remain unchanged for the sharing.

              TDMA Noise floor is changed 3dB with the antenna sharing. In the event the NSTHRESH is set to an absolute value, the value will need to be adjusted to eliminate the noise floor impact. For instance, if the NSTHRESH was set to - 100dB before the sharing, the NSTHRESH should be set to -97dB after the sharing. The signal to noise ratio (S/N) is not affected by the sharing since the RSSI of the signal also changes. The amount of the change between noises and signal are the same.

              RF COVERAGE

              There will not be any RF coverage impact on the GSM system.

              There is less than 1 dB degradation on TDMA sensitivity due to the change of linearity, IM, and interference; but the receive sensitivity is still in compliance with IS 136.TDMA Tx power is not changed for this configuration.

1.3.3    TWO ANTENNAS AND COAXIAL CABLE EQUIPMENT SHARING (INDOOR) CONFIGURATION

[GRAPHIC-INDOOR TWO ANTENNAS SYSTEM SHARING CONFIGURATION]

              DETAIL CONNECTION

              One antenna is directly connected to the TDMA system to transmit and receive TDMA signal. This antenna is also to act as the GSM diversity antenna to receive the GSM signal. The GSM diversity signal goes through TDMA ERMC, an external attenuator, GSM duplexer/LNA/Splitter, and an internal 4dB fixed Pad.

              The other antenna is directly connected to the GSM system to transmit and receive the GSM signal. This antenna is also to act as the TDMA diversity antenna to receive the TDMA signal. The TDMA diversity signal goes through the GSM duplexer/ LNA/Splitter, an external attenuator, and the TDMA ERMC.

              The setting for the external and internal attenuators may need to be adjusted based on the field measurement.

[FIGURE]

              DETAIL DIAGRAM FOR INDOOR TWO ANTENNA SYSTEM SHARING

              PART LIST

              The following is the list of parts that are required for sharing:

              o      1 Bulkhead adapter kit with bulkhead plate for GSM BTS

                     -   Includes 1 internal Rx cable

                     -   Includes 1 IOdB fixed attenuator (SMA-male to
                         SMA-female)

              o 2 Manual-step attenuators with N-female connector on both ends

                     -   Frequency range: 0 to 25 GHz

                     -   Attenuation: 0 to 30 dB

                     -   Part Number: 50DR-055 N (Manufacturer: JFW Industries)

              o      1 LMR-200 cables (N-male to SMA-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2223 (Manufacturer: Antrum)

              o      2 LMR-200 cables (N-male to N-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2224 (Manufacturer: Antrum)

              o      1 LMR-200 cables (N-male to BNC-male)

                     -   Length: 10 feet (may vary depending on actual distance)

              NOISE FIGURE (NF) AND RX SIGNAL GAIN

              With the GSM diversity receiver going through the TDMA system, the impact for GSM NF and Rx signal gain can be reduced to a minimum by inserting a pad before the Rx signal goes into the GSM duplexer, and another 4dB fixed pad after the GSM duplexer.

              The following table shows the GSM stand alone NF and RX Gain.


S8000 STAND ALONE                                     GAIN(db)      NF(db)    SYS NF(db)
-----------------                                     --------      ------    ----------
Antenna Jumper                                          (0.42)        0.42          5.40
Feeder Cable 0.875" LDF5 40m                            (1.74)        1.74          4.98
Lighting Protector included to following cable              0            0          3.24
Cable to Duplexer inside GSM cabinet                     (0.2)         0.2          3.24
GSM Duplexer/LNA/Splitter                                20.9          2.7          3.04
LNA to Rx splitter cable                                 (0.8)         0.8         12.92
Rx splitter module                                          8         11.5         12.12
Rx splitter to DRX cable                                 (0.2)         0.2         11.70
DRX                                                                   11.5         11.50
(From Antenna Jumper to TRU                             25.54


              The following table shows the GSM NF and Rx signal gain with pads for the sharing on the diversity Rx path.


S8000 RX FEED FROM TDMA eRMC                          GAIN(db)      NF(db)    SYS NF(db)
----------------------------                          --------      -------   ----------
Antenna Jumper                                          (0.42)        0.42          6.10
Feeder Cable 0.875" LDF5 40m                             (1.7)         1.7          5.68
Lighting Protector                                       (0.1)         0.1          3.94
Cable to TDMA Duplexer ( 0.5" FSJ4)                     (0.72)        0.72          3.84
(TDMA Duplexer (RF Bay)                                  0.31         0.31          3.12
Cable to ERMC (0.5" FSJ4)                               (0.61)        0.61          3.12
Enhanced RMC                                             17.5            1          2.51
Cable + attenuation to GSM BTS                            (11)          11         14.83
Cable to Duplexer inside GSM cabinet                     (0.3)         0.3          3.83
GSM Duplexer/LNA/Splitter                                20.9          2.7          3.53
LNA to Rx splitter cable + 4dB Pad                       (4.8)         4.8         16.92
Rx splitter module                                          8         11.5         12.12
Rx splitter to DRX cable                                 (0.2)         0.2         11.70
DRX                                                                   11.5         11.50
From Antenna Jumper to TRU                              26.81                       0.70
Impact to System N F
Impact to System Gain                                   1.271

              One can tell that the impact on system NF is about 0.7dB by comparing the Sys NF from Antenna Jumper (6.1dB for the sharing and 5.4 dB for the stand alone one). The difference on gain for the diversity Rx path is only 1.27dB by comparing the gain from Antenna Jumper to DRX on both tables (26.81 dB vs. 25.54dB).

              With the TDMA diversity Rx signal going through the GSM system, the TDMA NF and Rx signal gain is also affected by the sharing, however, the insertion of an attenuator in front of the TDMA ERMC could minimize the impact and its use may be necessary.

              The following table shows the TDMA stand alone NF and RX Gain.


NT800DR STAND ALONE(ERMC)                          GAIN(db)      NF(db)   SYS NF(db)
--------------------------                         --------      ------   ----------
Antenna Jumper                                       (0.42)        0.42         7.85
Feeder Cable 0.875" LDF5 40m                         (1.74)        1.74         7.43
Lighting Protector                                    (0.1          0.1         5.69
Cable to Duplexer 0.5" FSJ4                          (0.72)        0.72         5.59
Duplexer RF Bay)                                      (0.3          0.3         4.87
Cable to ERMC 0.5" FSJ4                              (0.61)        0.61         4.57
Enhanced RMC                                          17.5            1         3.96
ERMC to 8-way splitter cable LMR 200                 (1.71)        1.71        18.46
TRU Shelf 8-way splitter                              (9.8)         9.8        16.75
8-way splitter to TRU cable RG316                    (0.45)        0.45         6.95
TRU                                                                 6.5         6.50
From Antenna Jumper to TRU                            1.65

              The following table shows the TDMA NF and Rx signal gain with the pad for the diversity Rx path.



NT800DR WITH RX FROM S8000 DUPLEXER                   GAIN(db)      NF(db)   SYS NF(db)
-----------------------------------                   --------      ------   ---------
Antenna Jumper                                          (0.42)        0.42         7.85
Feeder Cable 0.875" LDF5 40m                            (1.74)        1.74         7.43
Lighting Protector included to following cable              0            0         5.69
Cable to Duplexer inside GSM cabinet                     (0.2)         0.2         5.69
GSM Duplexer/LNA/Splitter                                20.9           2.         5.49
Cable/attenuator to ERMC                                (19.2)        19.2        23.16
Enhanced RMC                                             17.5            1         3.96
ERMC to 8-way splitter cable LMR 200                    (1.71)        1.71        18.46
TRU Shelf 8-way splitter                                 (9.8)         9.8        16.75
8-way splitter to TRU cable RG316                       (0.45)        0.45         6.95
TRU                                                                    6.5         6.50
From Antenna Jumper to TRU                               4.88
Impact to System N F                                                               0.00
Impact to System Gain                                   3.231

              With the insertion of an -19.2dB attenuator (include cable and pad to the ERMC) on the sharing configuration, one can conclude that the impact on the NF can be eliminated by comparing the Sys NF on the Antenna Jumper (both tables show 7.85dB); one can also conclude that there will be 3.23dB gain on the Rx path by comparing the gain from antenna jumper to eRMC (4.88dB vs 1.65dB).

              With a 3.23dB gain on the Rx signal, up link RF parameter adjustment is needed to maintain existing TDMA system performance. The HOTL value needs to be set 3 dB stronger for the non-MAHO prescreening. For instance, if the HOTL was set to -80dB prior to the sharing, the HOTL needs to be set to - 77dB after the sharing.

              Another option is to set the RSSI offset value in the TDMA radios.

              Also, one can increase the step attenuator inside of the ERMC to offset the gain.

              TX POWER

              Both GSM and TDMA Tx power are not affected by the sharing since the path for Tx antenna for both systems are the same as the stand alone one.

              IM (Cascaded LNAs)

              IM will not degrade with the sharing due to:

              o Input IP3 may change; however, due to the current product having a high margin on IP3 point, the change is still within the limit of the IS 136 and GSM 05.05 compliancy.

              o With an added attenuator between LNAs to compensate for the first LNA gain, the second LNA should not be overdriven.

              NOISE FLOOR

              GSM Noise floor may be impacted at the minimum (1.27dB).

              TDMA Noise floor is changed 3dB with the antenna sharing. In the case that the NSTHRESH is set to an absolute value, value will need to be adjusted to eliminate the noise floor impact. For instance, if the NSTHRESH was set to - 100dB before the sharing, the NSTHRESH should set to -97dB after the sharing. The signal to noise ratio (S/N) is not affected by the sharing since the RSSI of the signal also changes, and the amount of the change between noises and signal are the same.

              RF COVERAGE

              There will not be any RF coverage impact on GSM and TDMA forward path.

              There are about 0.5dB degradation on GSM sensitivity, and less than 1dB degradation on TDMA sensitivity due to the change of linearity, IM, and interference; but the receive sensitivity is still in compliance with GSM05.05 and IS 136.

1.3.4    TWO ANTENNAS AND COAXIAL CABLE EQUIPMENT SHARING (OUTDOOR)

              Two options are presented in this document for outdoor two antennas sharing.

              Option 1, both antennas are directly connected to the GSM system. This option requires an extra external duplexer before the signal going to the TDMA BTS to overcome the TDMA frame limitation (only two RF path can go through the frame). The limitation on this option is that TDMA can only support up to 14 carriers/sectors with average power of 7W/carrier (based on the link budget). Less TDMA radio can be supported with peak power for this configuration. Also, this option requires extra ERP power to offset the TDMA Tx power loss on the duplexers.

              Option 2, one antenna is directly connected to the TDMA system; the other one is directly connected to the GSM system. This option requires the knock out of one of the six pre-existing punches in the TDMA frame; however, this option eliminated the 14 carriers/sector limitation on the TDMA system.


1.3.4.1  OPTION 1 - GSM FEED SIGNAL TO TDMA WITH AN EXTRA DUPLEXER

              CONFIGURATION


[GRAPHIC-OUTDOOR TWO ANTENNAS SYSTEM SHARING CONFIGURATION WITH AN EXTRA
DUPLEXER]

              DETAIL CONNECTION

              One antenna will be the Tx antenna for the TDMA system, and the other one will be the TX antenna for the GSM system. Both antennas receive signals for both systems.

              The TDMA main Rx signal will be received from the GSM duplexer/LNA/Splitter, an external attenuator, an external duplexer, the internal TDMA duplexer, and then go into the TDMA ERMC. The TDMA diversity Rx signal will be received from the GSM duplexer/LNA/Splitter, an external attenuator, and then go into the TDMA ERMC. The TDMA Tx signal goes to the internal TDMA duplexer first, then goes through an external duplexer, and then goes through the GSM duplexer, and sends the Tx signal to the antenna. This configuration requires the TDMA Tx signal to go through the GSM duplexer, which limited the TDMA total Tx power to be 100w, thus, only 14 radios/sector can be configured for each sector with average power of 7w/carrier.

              The setting for the external attenuators may need to be adjusted based on the field measurement.

[GRAPHIC-DETAILED DIAGRAM FOR OUTDOOR TWO ANTENNAS SYSTEM SHARING WITH AN EXTRA DUPLEXER]

              PART LIST

              The following is the list of parts that are required for sharing:

              o      1 Bulkhead adapter kit with bulkhead plate for GSM BTS

                     -   Includes 2 internal Rx cables and 1 external Rx cable

              o 2 Manual-step attenuators with N-female connector on both ends

                     -   Frequency range: 0 to 25 GHz

                     -   Attenuation: 0 to 30dB

                     -   Part Number: 50DR-055 N (Manufacturer: JFW Industries)

              o      2 LMR-200 cables (N-male to SMA-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2223 (Manufacturer: Antrum)

              o      2 LMR-200 cables (N-male to N-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2224 (Manufacturer: Antrum)

              o      1 duplexer (N-male to N-male)

              o      2 LMR-400 cables (N-male to N-male)

                     -   Length: depends on actual distance

                     - Part number: 910-2226 (Manufacturer: Time Microwave Systems)

              NOISE FIGURE (NF) AND RX SIGNAL GAIN

              There will not be a significant impact on GSM NF and Rx signal gain because the GSM Rx connectivity remains the same between sharing and non-sharing.

              Study shows that TDMA NF and Rx signal gain is affected by the sharing and the insertion of an attenuator could minimize the impact and the addition of such an attenuator may be necessary.

              The following table shows the TDMA stand alone NF and RX Gain.


NT800DR STAND ALONE(ERMC)                               GAIN(db)       NF(db)   SYS NF(db)
-------------------------                               --------       ------   ----------
Antenna Jumper                                            (0.42)         0.42         7.85
Feeder Cable 0.875" LDF5 40m                              (1.74)         1.74         7.43
Lighting Protector                                         (0.1)          0.1         5.69
Cable to Duplexer 0.5" FSJ4                               (0.72)         0.72         5.59
Duplexer RF Bay)                                           (0.3)          0.3         4.87
Cable to ERMC 0.5" FSJ4                                   (0.61)         0.61         4.57
Enhanced RMC                                               17.5             1         3.96
ERMC to 8-way splitter cable LMR 200                      (1.71)         1.71        18.46
TRU Shelf 8-way splitter                                   (9.8)          9.8        16.75
8-way splitter to TRU cable RG316                         (0.45)         0.45         6.95
TRU                                                                       6.5         6.50
From Antenna Jumper to TRU                                 1.65

              The following table shows the TDMA NF and Rx signal gain on the main antenna with the sharing.


NT800DR WITH RX FROM S8000 DUPLEXER                    GAIN(db)       NF(db)   SYS NF(db)
-----------------------------------                    --------       ------   ----------
Antenna Jumper                                           (0.42)         0.42         7.85
Feeder Cable 0.875" LDF5 40m                             (1.74)         1.74         7.43
Lighting Protector included to following cable               0             0         5.69
Cable to Duplexer inside GSM cabinet                      (0.2)          0.2         5.69
GSM Duplexer/LNA/Splitter                                 20.9           2.7         5.49
Cable/attenuator to external Duplexer                   (17.38)        17.38        23.16
External Duplexer                                         (0.3)          0.3         5.78
Cable to Duplexer inside TDMA cabinet                    (0.61)         0.61         5.48
Duplexer RF Bay)                                          (0.3)          0.3         4.87
Cable to ERMC 0.5" FSJ4                                  (0.61)         0.61         4.57
Enhanced RMC                                              17.5             1         3.96
ERMC to 8-way splitter cable LMR 200                     (1.71)         1.71        18.46
TRU Shelf 8-way splitter                                  (9.8)          9.8        16.75
8-way splitter to TRU cable RG316                        (0.45)         0.45         6.95
TRU                                                                      6.5         6.50
From Antenna Jumper to TRU                                4.88
Impact to System N F                                                                 0.00
Impact to System Gain                                     3.23

              The following table shows the TDMA NF and Rx signal gain on the diversity antenna with the sharing.


NT800DR WITH RX FROM S8000 DUPLEXER                 GAIN(db)        NF(db)   SYS NF(db)
-----------------------------------                 --------        ------   ----------
Antenna Jumper                                        (0.421)        0.421         7.85
Feeder Cable 0.875" LDF5 40m                            (1.7)          1.7         7.43
Lighting Protector included to following cable             0             0         5.69
Cable to Duplexer inside GSM cabinet                    (0.2)          0.2         5.69
GSM Duplexer/LNA/Splitter                               20.9            2.         5.49
Cable/attenuator to ERMC                               (19.2)         19.2        23.16
Enhanced RMC                                            17.5             1         3.96
ERMC to 8-way splitter cable LMR 200                   (1.71)         1.71        18.46
TRU Shelf 8-way splitter                                (9.8)          9.8        16.75
8-way splitter to TRU cable RG316                      (0.45)         0.45         6.95
TRU                                                                    6.5         6.50
From Antenna Jumper to TRU                              4.88
Impact to System N F                                                               0.00
Impact to System Gain                                  3.231                          1

              With the insertion of an attenuator on the main Rx path and on the diversity path, one can conclude that the impact on the NF can be reduced to a minimum by checking the Impact to System NF (both show OdB difference for main and diversity); one can also conclude that there will be around 3dB gain on the Rx path by checking the impact to System Gain (-3.23 for the main Rx path, and - 3.23dB on the diversity Rx path).

              With a 3.23dB gain on the Rx signal, up link RF parameter adjustment is needed to maintain existing TDMA system performance. The HOTL value needs to be set 3 dB stronger for the non-MAHO prescreening. For instance, if the HOTL was set to -80dB prior to the sharing, the HOTL needs to be set to - 77dB after the sharing.

              Another option that can accommodate the 3.23dB Rx gain is to set the RSSI offset value in the TDMA radios.

              TX POWER

              GSM Tx power remains the same since the GSM Tx paths are unchanged for the sharing.

              For the TDMA system, there will be 2.1dB (0.3dB on external duplexer, 0.7dB on cable from external duplexer to GSM duplexer, and 1.1 dB on the GSM duplexer) Tx power loss due to the transmit signal going through 3 duplexers. The ERP power can be adjusted to minimize the Tx power change if there is enough power on the ERP.

              IM (CASCADED LNAs)

              IM will slightly degrade with the sharing due to:

              o Input IP3 may change; however, due to current product has a high margin on IP3 point, the change is still within the limit of the IS 136 and GSM 05.05 compliancy.

              o With an added attenuator between LNAs to compensate for the first LNA gain, the second LNA should not be overdriven.

              NOISE FLOOR

              Since the GSM Rx path remains the same, the GSM noise floor remains unchanged for the sharing.

              TDMA Noise floor is changed 3dB with the antenna sharing. In the event the NSTHRESH is set to an absolute value, the value will need to be adjusted to eliminate the noise floor impact. For instance, if the NSTHRESH was set to - 100dB before the sharing, the NSTHRESH should set to -97dB after the sharing. The signal to noise ration (S/N) is not affected by the sharing since the RSSI of the signal also changes, and the amount of the change between noises and signal are the same.

              RF COVERAGE

              There will not be any RF coverage impact on the GSM system.

              There are about 0.5dB degradation on GSM sensitivity, and less than 1dB degradation on TDMA sensitivity due to the change of linearity, IM, and interference; but the receive sensitivity is still in compliance with GSM05.05 and IS 136.TDMA Tx power is impacted with this configuration. There is 2.1 dB Tx power loss due to the extra external duplexer; also, because the TDMA Tx signal goes through the GSM duplexer, and the GSM duplexer is limited to 100W, the TDMA Tx power is limited at the GSM duplexer.

1.3.4.2  OPTION 2 - CROSS FEED SIGNAL

              CONFIGURATION


[GRAPHIC-OUTDOOR TWO ANTENNAS SYSTEM SHARING CONFIGURATION]

              DETAIL CONNECTION

              One antenna is directly connected to the TDMA system to transmit and receive TDMA signal. This antenna is also to act as the GSM diversity antenna to receive GSM signal. The GSM diversity signal goes through the TDMA ERMC, an external attenuator, the GSM duplexer/LNA/Splitter, and an internal 4dB fixed Pad.

              The other antenna is directly connected to the GSM system to transmit and receive GSM signal. This antenna is also to act as the TDMA diversity antenna to receive TDMA signal. The TDMA diversity signal goes through the GSM duplexer/ LNA/splitter, an external attenuator, and the TDMA ERMC.

              The external attenuators can be placed in either the TDMA or GSM cabinet for weatherproof purposes.

              The setting for the external and internal attenuators may need to be adjusted based on the field measurement.

              This option requires knocking out one of the six pre-existing punches in the TDMA frame.


[GRAPHIC-DETAIL DIAGRAM FOR OUTDOOR TWO ANTENNA SYSTEM SHARING FOR CROSS FEED SIGNAL]

              PART LIST

              The following is the list of parts that required for sharing:

              o 1 Bulkhead adapter kit with bulkhead plate for GSM BTS for GSM BTS

                     -   Includes I internal Rx cable

                     -   Includes I I0dB fixed attenuator (SMA-male to
                         SMA-female)

              o      2 Manual-step attenuators (N-female to N-female)

                     -   Frequency range: 0 to 25 GHz

                     -   Attenuation: 0 to 30dB

                     -   Part Number: 50DR-055 N (Manufacturer: JFW Industries)

              o      2 LMR-200 cables with (N-male to N-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2224 (Manufacturer: Antrum)

              o      2 LMR-200 cables with (N-male to SMA-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2223 (Manufacturer: Antrum)

              o      An extral hole on the TDMA BTS frame

              NOISE FIGURE (NF) AND RX SIGNAL GAIN

              With the GSM diversity receiver going through the TDMA system, the impact for GSM NF and Rx signal gain can be reduced to a minimum by inserting a pad before the Rx signal goes into the GSM duplexer, and another 4dB fixed pad after the GSM duplexer.

              The following table shows the GSM stand alone NF and RX Gain.


S8000 STAND ALONE                                      GAIN(db)       NF(db)   SYS NF(db)
-----------------                                      --------       ------   ----------
Antenna Jumper                                           (0.42)         0.42         5.40
Feeder Cable 0.875" LDF5 40m                             (1.74)         1.74         4.98
Lighting Protector included to following cable               0             0         3.24
Cable to Duplexer inside GSM cabinet                      (0.2)          0.2         3.24
GSM Duplexer/LNA/Splitter                                 20.9           2.7         3.04
LNA to Rx splitter cable                                  (0.8)          0.8        12.92
Rx splitter module                                           8          11.5        12.12
Rx splitter to DRX cable                                  (0.2)          0.2        11.70
DRX                                                                     11.5        11.50
(From Antenna Jumper to TRU                              25.54

              The following table shows the GSM NF and Rx signal gain with pads for the sharing on the diversity Rx path.



S8000 RX FEED FROM TDMA eRMC                        GAIN(db)       NF(db)   SYS NF(db)
----------------------------                        --------       ------   ----------
Antenna Jumper                                        (0.42)         0.42         6.10
Feeder Cable 0.875" LDF5 40m                          (1.74)         1.74         5.68
Lighting Protector                                     (0.1           0.1         3.94
Cable to TDMA Duplexer ( 0.5" FSJ4)                  (0.721)        0.721        3.841
 DMA Duplexer (RF Bay)                                  0.3           0.3         3.12
Cable to ERMC (0.5" FSJ4)                             (0.61)         0.61         3.12
Enhanced RMC                                           17.5             1         2.51
Cable + attenuation to GSM BTS                          (11)           11        14.83
Cable to Duplexer inside GSM cabinet                   (0.3)          0.3         3.83
GSM Duplexer/LNA/Splitter                              20.9           2.7         3.53
LNA to Rx splitter cable + 4dB Pad                     (4.8)          4.8        16.92
Rx splitter module                                        8          11.5        12.12
Rx splitter to DRX cable                               (0.2)          0.2        11.70
DRX                                                                  11.5        11.50
From Antenna Jumper to TRU                            26.81                       0.70
Impact to System N F
Impact to System Gain                                  1.27

              One can tell that the impact on system NF is about 0.7dB by comparing the Sys NF from Antenna Jumper (6.1dB for the sharing, and 5.4dB for the stand alone one). The difference on gain for the diversity Rx path is 1.27dB by comparing the gain from Antenna Jumper to DRX on both tables (26.81 dB vs. 25.44dB).

              With the TDMA diversity Rx signal going through the GSM system, the TDMA NF and Rx signal gain is also affected by the sharing, and the insertion of an attenuator in front of the TDMA ERMC may be necessary to minimize the impact.

              The following table shows the TDMA stand alone NF and RX Gain.



NT800DR STAND ALONE(ERMC)                               GAIN(db)       NF(db)   SYS NF(db)
-------------------------                               --------       ------   ----------
Antenna Jumper                                            (0.42)         0.42         7.85
Feeder Cable 0.875" LDF5 40m                              (1.74)         1.74         7.43
Lighting Protector                                         (0.1)          0.1         5.69
Cable to Duplexer 0.5" FSJ4                               (0.72)         0.72         5.59
Duplexer RF Bay)                                           (0.3)          0.3         4.87
Cable to ERMC 0.5" FSJ4                                   (0.61)         0.61         4.57
Enhanced RMC                                               17.5             1         3.96
ERMC to 8-way splitter cable LMR 200                      (1.71)         1.71        18.46
TRU Shelf 8-way splitter                                   (9.8)          9.8        16.75
8-way splitter to TRU cable RG316                         (0.45)         0.45         6.95
TRU                                                                       6.5         6.50
From Antenna Jumper to TRU                                 1.65

              The following table shows the TDMA NF and Rx signal gain with the pad for the diversity Rx path.


NT800DR WITH RX FROM S8000 DUPLEXER                     GAIN(db)      NF(db)   SYS NF(db)
-----------------------------------                     --------      ------   ----------
Antenna Jumper                                            (0.42)        0.42         7.85
Feeder Cable 0.875" LDF5 40m                              (1.74)        1.74         7.43
Lighting Protector included to following cable                0            0         5.69
Cable to Duplexer inside GSM cabinet                       (0.2)         0.2         5.69
GSM Duplexer/LNA/Splitter                                  20.9          2.7         5.49
Cable/attenuator to ERMC                                  (19.2)        19.2        23.16
Enhanced RMC                                               17.5            1         3.96
ERMC to 8-way splitter cable LMR 200                      (1.71)        1.71        18.46
TRU Shelf 8-way splitter                                   (9.8)         9.8        16.75
8-way splitter to TRU cable RG316                         (0.45)        0.45         6.95
TRU                                                                      6.5         6.50
From Antenna Jumper to TRU                                 4.88
Impact to System N F                                                                 0.00
Impact to System Gain                                      3.23

              With the insertion of a 19.2dB attenuator (include cable and pad to the ERMC) on the sharing configuration, one can conclude that the impact on the NF can be eliminated by comparing the Sys NF on the Antenna Jumper (both tables show 7.85dB); one can also conclude that there will be a 3.23dB gain on the Rx path by comparing the gain from antenna jumper to TRU (4.88dB vs. 1.65dB).

              With a 3.23dB gain on the Rx signal, up link RF parameter adjustment is needed to maintain existing TDMA system performance. The HOTL value needs to be set 3 dB stronger for the non-MAHO prescreening. For instance, if the HOTL was set to -80dB prior to the sharing, the HOTL would need to be set to -77dB after the sharing.

              Another option is to set the RSSI offset value in the TDMA radios.

              Also, one can increase the step attenuator inside of the ERMC to offset the gain.

              TX POWER

              Both GSM and TDMA Tx power are not affected by the sharing since the path for the Tx antenna for both systems are the same as the stand alone one.

              IM (CASCADED LNAS)

              IM will slightly degrade with the sharing due to:

              o Input IP3 may change; however, due to current product has a high margin on IP3 point, the change is still within the limit of the IS 136 and GSM 05.05 compliancy.

              o With an added attenuator between LNAs to compensate for the first LNA gain, the second LNA should not be overdriven.

              NOISE FLOOR

              GSM Noise floor could have minimum impact (1.27dB).

              TDMA Noise floor is changed 3dB with the antenna sharing. In the event the NSTHRESH is set to an absolute value, the value will need to be adjusted to eliminate the noise floor impact. For instance, if the NSTHRESH was set to - 100dB before the sharing, the NSTHRESH should be set to -97dB after the sharing The signal to noise ratio (S/N) is not affected by the sharing since the RSSI of the signal also changes, and the amount of the change between noises and signal are the same.

              RF COVERAGE

              There will not be any RF coverage impact on GSM and TDMA forward path.

There are about 0.5dB degradation on GSM sensitivity, and less than 1dB degradation on TDMA sensitivity due to the change of linearity, IM, and interference; but the receive sensitivity are still in compliance with GSM05.05 and IS 136.

1.3.5    1900 TWO ANTENNAS AND COAXIAL CABLE EQUIPMENT SHARING (OUTDOOR)

              1900 MHz antenna sharing requires both GSM and TDMA system to be on the same band due to the TDMA IRM filter is band pacific but the GSM duplexer is not. For instance, if the GSM frequency is in D band, the TDMA frequency has to be in D band as well.

              CONFIGURATION

[GRAPHIC-1900 OUT TWO ANTENNAS SYSTEM SHARING CONFIGURATION]

              DETAIL CONNECTION

              One antenna is directly connected to the TDMA system to transmit and receive TDMA signal. This antenna is also to act as the -GSM diversity antenna to receive GSM signal. The GSM diversity signal goes through IRM, LRM, an external attenuator, GSM duplexer/LNA/splitter, and an internal 7dB fixed Pad.

              The other antenna is directly connected to the GSM system to transmit and receive GSM signal. This antenna is also to act as the TDMA diversity antenna to receive TDMA signal. The TDMA diversity signal goes through GSM duplexer/ LNA/splitter, an external attenuator, IRM, a I0dB internal pad, and LRM.

              The external attenuators can be placed in either the TDMA or GSM cabinet for weatherproof purposes.

              The setting for the external attenuators may need to be adjusted based on the field measurement.

              This option requires knocking out one of the six pre-existing punches in the TDMA frame. The setting for the external attenuators may need to be adjusted based on the field measurement.

[GRAPHIC-DETAIL DIAGRAM FOR 1900 OUTDOOR ANTENNA SHARING]

              PART LIST

              The following is the list of parts that required for sharing:

              o      1 Bulkhead adapter kit with bulkhead plate for GSM BTS

                     -   Includes 1 internal Rx cable

                     -   Includes 1 fixed 7dB attenuator (SMA-male to
                         SMA-female)

              o 2 Manual-step attenuators with N-female connector on both ends

                     -   Frequency range: 0 to 25 GHz

                     -   Attenuation: 0 to 30dB

                     -   Part Number: 50DR-055 N (Manufacturer: JFW Industries)

              o      1 fixed IOdB attenuator (SMA-male to SMA-female)

              o      2 LMR-200 cables (N-male to N-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2224 (Manufacturer: Antrum)

              o      2 LMR-200 cables (N-male to SMA-male)

                     -   Length: 10 feet (may vary depending on actual distance)

                     -   Part number: 910-2223 (Manufacturer: Antrum)

              o      An extral hole on the TDMA BTS frame

              NOISE FIGURE (NF) AND RX SIGNAL GAIN

              With the GSM diversity receiver going through the TDMA system, the impact for GSM NF and Rx signal gain can be reduced to a minimum by inserting a pad before the Rx signal goes into the GSM duplexer, and another 7dB fixed pad after the GSM duplexer.

              The following table shows the GSM stand alone NF and RX Gain.


S8000 STAND ALONE                                       GAIN(db)      NF(db)   SYS NF(db)
-----------------                                       --------      ------   ----------
Antenna Jumper                                            (0.42)        0.42         5.70
Feeder Cable 0.875" LDF5 40m                              (1.74)        1.74         5.28
Lighting Protector included to following cable                0            0         3.54
Cable to Duplexer inside GSM cabinet                       (0.3)         0.3         3.54
GSM Duplexer/LNA/Splitter                                    24.         3.1         3.24
LNA to Rx splitter cable                                   (0.8)         0.8        12.92
Rx splitter module                                            8         11.5        12.12
Rx splitter to DRX cable                                   (0.2)         0.2        11.70
DRX                                                                     11.5         11.5
From Antenna Jumper to GSM DRX                            28.94

              The following table shows the GSM NF and Rx signal gain with pads for the sharing on the diversity Rx path.



S8000 RX FROM TDMA IRM/LRM/SPLITTER                           GAIN(db)       NF(db)   SYS NF(db)
-----------------------------------                           --------       ------   ----------
Antenna Jumper                                                  (0.42)         0.42          5.5
Feeder Cable 0.875" LDF5 40m                                    (1.74)         1.74         5.16
Lighting Protector                                               (0.1)          0.1         3.42
Cable from Lightning Protector to the Duplexer LDF4 5.5m        (0.72)         0.72         3.32
IRM                                                                28          1.56         2.60
Cable from IRM to LRM (LMR 200 6ft)                              (1.6)          1.6        23.91
Stepped Attenuator                                               (0.5)          0.5        22.31
LRM                                                                14           4.7        21.81
Cable from LRM to 4-way splitter (LMR 200 0.7ft)                 (0.2)          0.2        35.73
4-way splitter                                                  (11.2)         11.2        35.53
Cable/Attenuator to GSM BTS                                     (20.7)         20.7        24.33
Cable to Duplexer (inside GSM cabinet)                           (0.3)          0.3         3.63
GSM Duplexer/LNA/Splitter                                          24.          3.1         3.33
LNA to Rx splitter cable                                         (0.8)          0.8        14.90
Rx splitter module                                                  8          11.5        14.10
Rx splitter to DRX cable + 7dB Pad                               (7.2)          7.2        18.70
DRX                                                                            11.5         11.5
From Antenna Jumper to GSM DRX                                  28.92
Impact to System Noise Figure                                                              (0.12)
Impact to System Gain                                           (0.02)

              One can tell that the impact on system NF is about 0.12dB by comparing the Sys NF from Antenna Jumper (5.58dB for the sharing and 5.7dB for the stand alone). The difference on gain for the diversity Rx path is only 0.02dB by comparing the gain from Antenna Jumper to DRX on both tables (28.92 vs. 28.94dB).

              With the TDMA diversity Rx signal going through the GSM system, the TDMA NF and Rx signal gain is also affected by the sharing, and the insertion of an attenuator in front of the TDMA ERMC may be necessary to minimize the impact.

              The following table shows the TDMA stand alone NF and RX Gain.



   TDMA STAND ALONE                                                          IRM
   ----------------                                          ----------------------------------
                                                             Gain(dB)       NF(dB)   Sys NF(dB)
                                                             --------       ------   ----------
Antenna Jumper (FSJ4 1.8m)                                         --         0.42          4.9
Feeder Cable (LDF7 40m)                                            --         1.74         4.51
Lighting Protector                                               (0.1)         0.1         2.77
Cable from Lightning Protector to the Duplexer (LDF4 2m)       (0.421)       0.421        2.677
IRM                                                                28         1.56         2.25
Cable from IRM to LRM LMR 200 6ft                                (1.6)         1.6        21.97
Stepped Attenuator                                               (0.5)         0.5        20.37
LRM                                                                 1         4.77        19.87
Cable from LRM to 4-way splitter (LMR 200 0.7ft)                 (0.2)         0.2        33.74
4-way splitter                                                  (11.2)        11.2        33.54
Cable to 8-way splitter LMR 200 15ft                            (2.34)        2.34        22.34
8-way splitter                                                    (11)          11        20.00
TRU 1900                                                            0            9            9
From Antenna Jumper to TRU                                      12.48

              The following table shows the TDMA NF and Rx signal gain with the pad for the diversity Rx path.


   TDMA BTS RX COMING FROM GSM BTS                                     IRM
   -------------------------------                     ----------------------------------
                                                       Gain(dB)       NF(dB)   Sys NF(dB)
                                                       --------       ------   ----------
Antenna Jumper FSJ4 1.8m                                 (0.42)         0.42          5.8
Feeder Cable LDF7 40m                                     (1.7)         1.74         5.42
Lighting Protector (included to following cable)             0             0         3.68
Cable to Duplexer (inside GSM cabinet)                    (0.3)          0.3         3.68
GSM Duplexer/LNA/Splitter                                   24.          3.1         3.38
Cable/attenuator to TDMA IRM                                (1)           10        15.92
IRM                                                         28          1.56         5.92
Cable from IRM to LRM (LMR 200 6ft) +10dB Pad            (11.6)        (11.6)       31.93
Stepped Attenuator                                        (0.5)          0.5        20.37
LRM                                                          1          4.77        19.87
Cable from LRM to 4-way splitter (LMR 200 0.7ft)          (0.2)          0.2        33.74
4-way splitter                                           (11.2)         11.2        33.54
Cable to 8-way splitter (LMR 200 15ft)                   (2.34)         2.34        22.34
8-way splitter                                             (11)           11        20.00
TRU 1900                                                     0             9            9
From Antenna Jumper to TRU                                17.1
Impact to System N F                                                                 0.91
Impact to System Gain                                     4.62

              With insertion of a lOdB attenuator (include cable and pad to the IRM) and a fixed l0dB pad after the IRM on the sharing configuration, there will be 0.91dB NF impact on the TDMA system (Sys NF on the Antenna Jumper is 5.84dB vs. 4.93dB); one can also conclude that there will be 4.62 gain on the Rx path by comparing the gain from antenna jumper to TRU (17.1 dB vs. 12.48dB).

              With a 4.62dB gain on the Rx signal, up link RF parameter adjustment is needed to maintain existing TDMA system performance. The HOTL value needs to be set 5 dB stronger for the non-MAHO prescreening. For instance, if the HOTL was set to -80dB prior to the sharing, the HOTL needs to be set to - 75dB after the sharing.

              Another option is to set the RSSI offset value in the TDMA radios.

              TX POWER

              Both GSM and TDMA Tx power are not affected by the sharing since the path for the Tx antenna for both systems is the same as the stand alone one.

              IM (Cascaded LNAs)

              IM will slightly degrade with the sharing due to:

              o Input IP3 may change; however, due to current product has a high margin on IP3 point, the change is still within the limits of the IS 136 and GSM 05.05 compliancy.

              o With an added attenuator between LNAs to compensate for the first LNA gain, the second LNA should not be overdriven.

              NOISE FLOOR

              GSM Noise floor could have minimum impact (0 .02dB).

              TDMA Noise floor is changed 5dB with the antenna sharing. In the event the NSTHRESH is set to an absolute value, the value will need to be adjusted to eliminate the noise floor impact. For instance, if the NSTHRESH was set to - 100dB before the sharing, the NSTHRESH should be set to -95dB after the sharing. The signal to noise ratio (S/N) is not affected by the sharing since the RSSI of the signal also changes, and the amount of the change between noises and signal are the same.

              RF COVERAGE

              There will not be any RF coverage impact on GSM and TDMA forward path.

              There will not be any reverse path impact on the GSM system.

              There is less than 1dB degradation on TDMA sensitivity due to the change of linearity, IM, and interference; but the receive sensitivity is still in compliance with IS 136.

              TDMA Tx power is not changed for this configuration.

2   CONCLUSION

              Following are the conclusions for the TDMA/GSM antenna sharing:

              o Overall, antenna sharing has a minimum impact to the RF coverage as shown in the following table:


             # of             TDMA              GSM
Band         Antenna          BTS Type          BTS Type          RF Coverage
----         -------          --------          --------          -----------
850          3                NT800             S8000             No RF Coverage Impact on GSM system;
MHz                           DR Indoor         Indoor            Less than 1dB degradation on TDMA
                                                                  receiver sensitivity, but it's still in
                                                                  compliance with IS 136.

850          2                NT800             S8000             05dB degradation on GSM, and less than 1dB
MHz                           DR Indoor         Indoor            degradation on TDMA. But, both systems are in
                                                                  compliance with the GSM/TDMA standard.

850          2                NT800             S8000             Option 1-With Extra Duplexer: Impact on TDMA
MHz                           DMU               Outdoor           Tx power, Not recommend. Option 2 -Cross Feed
                              Enclosure                           Signal: 05dB degradation on GSM, and less than
                              Outdoor                             1dB degradation on TDMA.

1900         2                NT1900            S8000             No RF Coverage Impact on GSM system; Less than 1dB
MHz                           Enclosure         Outdoor           degradation on the TDMA receiver sensitivity, but
                              Outdoor                             it's still in compliance with IS 136.

              o Field trial is recommended to verify the methodologies that are described in this document.

                            SCHEDULE E TO AMENDMENT 1

                           SUPPLEMENTAL TERMS ANNEX 7
                                     TO THE
                         PURCHASE AND LICENSE AGREEMENT
                                     BETWEEN
                              NORTEL NETWORKS INC.
                                       AND
                        DOBSON COMMUNICATIONS CORPORATION

                           GSM/GPRS CAPACITY GUARANTEE


1. This Annex 5 contains the Nortel Networks GSM/GPRS component maximum capacities in accordance with Nortel Networks' GSM/GPRS Design and Engineering Documentation and the GPRS Logical Architecture and Interfaces identified in FIGURE 1.

2. The maximum component capacities may not reflect the actual network capacities realized by Dobson's network. Network capacities will be determined based on market information provided by Dobson Communications.

3. Nortel Networks warrants that the Products listed in this Annex 5 will support the appropriate capacities identified in Tables A, B, C, D, E, F, G and H.

4. In the event that the Capacity Guarantee in this Annex 5 is not met, Customer shall be entitled to the remedy contained in Section 26 (Capacity Guarantee) of the Agreement.


               FIGURE 1 - GPRS LOGICAL ARCHITECTURE AND INTERFACES

                                     [GRAPH]


o NOTE: All interfaces are not shown in this document. Only interfaces that involve Nortel Networks equipment depicted.



GSM/GPRS INTERFACE DESCRIPTIONS

o    Abis - Nortel Networks proprietary interface between the BSC and the BSC

o    Ater - Nortel Networks proprietary interface between the BTS and the TCU

o    Agprs - Nortel Networks proprietary interface between the BSC and the PCUSN

o    Gb - The Frame Relay interface between the SGSN and the PCUSN

o    Gn - The IP interface based between the SGSN and the GGSN.

o    Gr - The SS7 interface between the SIG and the HLR.

o    Gr' - A Nortel Networks proprietary TCP/IP messaging interface between the
           SGSN and the SIG.

o    GI - The interface between the GGSN's and external PDNs.

o Gd - Interface providing signaling for point-to-point short message transfers between the SGSN and SMS- GMSC/SMS-IWMSC

o Gd' - Nortel Networks proprietary TCP/IP messaging interface between the HLR and the SGSN via the SIG

       DOBSON AND NORTELNETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                          GMS/GPRS Capacity Guarantee

TABLE A - GSM MSC CAPACITY(NSS15)


Hardware Platform         Release         MMU      Processors     BHCA Capacity
-----------------       -----------       ---      ----------     -------------
                                                       2+1           471,000
    XA-Core             NSS15 ATLAS        14          3+1           620,000
                                                      5 + 1          838,000

* Above Capacity based on Nortel Networks Standard Call Profile

* Any deviation from the Nortel Networks Standard Call Profile could result in a different value


TABLE B - GSM HLR CAPACITY(NSS15)


Hardware Platform        Release       Configuration     Processors    Datafill Capacity (SUBs
-----------------      -----------     -------------     ----------    -----------------------
    XA-Core            NSS15 ATLAS         CCS7              3+1              2,000,000

* Above Capacity based on Nortel Networks Standard Datafill Capacity and Transaction Profile

* Any deviation from the Nortel Networks Standard Datafill Capacity and Transaction Profile could result in a different value

TABLE C - GSM BTS CAPACITY(V12.4)


             OMNI GSM BTS                              BI-SECTORED GSM BTS                       TRI-SECTORED GSM BTS
             ------------                              -------------------                       --------------------
                        Maximum Erlangs                             Maximum Erlangs                              Maximum Erlangs
 Configuration             Supported         Configuration             Supported         Configuration              Supported
 -------------          ---------------      -------------          ---------------      -------------           ---------------
      01                        2.94                S11                  5.87                 Sill                    8.81
      02                        8.20                S22                  16.40                S222                   24.60
      03                       14.90                S33                  29.79                S333                   44.69
      04                       21.04                S44                  42.08                S444                   63.12
      05                       28.25                S55                  56.51                S555                   84.76
      06                       35.61                S66                  71.21                S666                  106.82
      07                       43.06                S77                  86.12                S777                  129.18
      08                       50.59                S88                 101.18                S888                  151.77


* Above Capacity based on Nortel Networks Design and Engineering Documentation

* BTS Capacity identified based on Erlang B Tables at 2% GOS


* BTS Capacity is based on the hardware capabilities and is not influenced by factors that effect performance

* BTS Capacity can be verified by MSC Operational Measurements via ETAS assistance


TABLE D - BSC CAPACITIES (V12.4)


     BSC MODEL            BSC 12000 HC - 2G                  BSC e3
                                                     ----------------------
                                1,200                1,500            3,000
                          -----------------          -----            -----
   Maximum Erlangs              1,200                1,500            3,000
       Maximum BTS                139                  300              600
Maximum TRX Radios                320                  900             1,000
       Maximum T11                 48                  112               168

* Above Capacity based on Nortel Networks Design and Engineering Documentation

TABLE E - PCUSN CAPACITIES (V12.4d)


Configuration          Software                       Capacities
-------------          --------           ---------------------------------
  PCUSN 24              Vl2.4d            24 Agprs Links
                                          4Gbps per Port
                                          17,400 Bus Hour SUBs per PCUSN 24

* Above Capacity based on Nortel Networks Design and Engineering Documentation

       DOBSON AND NORTELNETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                          GMS/GPRS Capacity Guarantee

TABLE F - SGSN CAPACITIES (GPRS 4.0)


                           MAXIMUM CAPACITIES
                        --------------------------
  Subscribers                    150,000
  Throughput            19,000 Packets per Second

* Capacity based on Nortel Networks Standard SGSNIGGSNISIG Call Mode

* Any deviation from the Nortel Networks Standard SGSNIGGSNISIG Call Model could result in a different value

TABLE G - GGSN CAPACITIES (GPRS 4.0)



Data Throughput                      Ethernet                   2.0 Gbps
                                          ATM                   1.2 Gbps
Simultaneous Sessions                Ethernet                    125,000
                                          ATM                    125,000
Throughput per Session               Ethernet                    16 Kbps
                                          ATM                    10 Kb s
Activation Rate              Transparent Mode            20 Sessions per Second

* Capacity based on Nortel Networks Standard SGSNIGGSNISIG Call Model

* Any deviation from the Nortel Networks Standard SGSNIGGSNISIG Call Model could result in a different value

TABLE H - SIG CAPACITIES (GPRS 4.0)


                                  MAXIMUM CAPACITIES(Gr)
                                  ----------------------
       Subscribers                        600,000

* Capacity based on Nortel Networks Standard SGSNIGGSNISIG Call Mode

* Any deviation from the Nortel Networks Standard SGSNIGGSNISIG Call Model could result in a different value

       DOBSON AND NORTELNETWORKS CONFIDENTIAL AND PROPRIETARY INFORMATION
                          GMS/GPRS Capacity Guarantee